File No. 33-63498
                            As filed on July 10, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        X
                                                                              --
      Pre-Effective Amendment No.
      Post-Effective Amendment No.   7                                         X
                                  --------                                    --

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                X
                                                                              --
Amendment No.    8                                                             X
             -----------                                                      --

                        INVESCO INTERNATIONAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                    7800 E. Union Avenue, Denver, Colorado 80237
                    (Address of Principal Executive Offices)

                    P.O. Box 173706, Denver, Colorado 80217-3706
                                (Mailing Address)

       Registrant's Telephone Number, including Area Code: (303) 930-6300
                              Glen A. Payne, Esq.
                              7800 E. Union Avenue
                             Denver, Colorado 80237
                     (Name and Address of Agent for Service)
                                  ------------
                                   Copies to:
                             Ronald M. Feiman, Esq.
                             Gordon Altman Butowsky
                              Weitzen Shalov & Wein
                                 114 W. 47th St.
                            New York, New York 10036
                                  ------------

Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)

___   immediately  upon filing  pursuant to paragraph (b)
___   on  _________________, pursuant to  paragraph  (b)
___   60 days after  filing  pursuant  to  paragraph (a)(1)
___   on _________________, pursuant to paragraph (a)(1)
_X_   75 days after filing  pursuant to paragraph  (a)(2) on
___   _________________, pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has previously elected to register an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act. Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, 1997, was filed on or about December 19, 1997.

                                 Page 1 of 142
                      Exhibit index is located at page 118
iint\iintpg1.wkg

                        INVESCO INTERNATIONAL FUNDS, INC.
                       -----------------------------------

                              CROSS-REFERENCE SHEET

Form N-1A
Item                                         Caption

Part A                                       Prospectus

         1.......................            Cover Page

         2.......................            Annual Fund Expenses

         3.......................            Not Applicable

         4.......................            Investment Objective and
                                             Policies; The Fund(s) and
                                             Its/Their Management

         5.......................            The Fund(s) and Its/Their
                                             Management; Additional
                                             Information

         5A......................            Not Applicable

         6.......................            Services Provided by the Fund(s);
                                             Taxes, Dividends and Other
                                             Distributions; Additional
                                             Information

         7.......................            How Shares Can Be Purchased;
                                             Services Provided by the Fund(s)

         8.......................            Services Provided by the Fund(s);
                                             How to Redeem Shares

         9.......................            Not Applicable

Part B                                       Statement of Additional
                                             Information

         10.......................           Cover Page

         11.......................           Table of Contents

Form N-1A
Item                                         Caption

         12.......................           The Funds and Their Management

         13.......................           Investment Practices; Investment
                                             Policies and Restrictions

         14.......................           The Funds and Their Management

         15.......................           The Funds and Their Management

         16.......................           The Funds and Their Management

         17.......................           Investment Practices; Investment
                                             Policies and Restrictions

         18.......................           Additional Information

         19.......................           How Shares Can Be Purchased; How
                                             Shares Are Valued; Services
                                             Provided by the Funds; Tax-
                                             Deferred Retirement Plans; How to
                                             Redeem Shares

         20.......................           Dividends, Other Distributions
                                             and Taxes

         21.......................           How Shares Can Be Purchased

         22.......................           Calculation of Yield

         23.......................           Additional Information

Part C                                       Other Information

      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
September __, 1998

                      INVESCO INTERNATIONAL BLUE CHIP FUND

     INVESCO INTERNATIONAL BLUE CHIP FUND (the "Fund") seeks to achieve a high total return through capital appreciation and current income. The Fund intends to accomplish its objective by investing substantially all of its assets in securities of foreign companies identified by applying both a quantitative analysis and an individual company analysis. Such securities may take the form of American Depository Receipts, but may also consist of common or preferred stocks of foreign issuers which are registered with the SEC and traded on a U.S. stock exchange, as well as foreign securities traded on overseas exchanges. The Fund's investments may consist in part of securities which may be deemed to be speculative. (See "Investment Objective and Policies.")

     The Fund is a series of INVESCO International Funds, Inc. (the "Company"), an open-end management investment company consisting of five separate funds, each of which represents a separate portfolio of investments. This Prospectus relates to shares of the INVESCO International Blue Chip Fund. Separate Prospectuses are available upon request from INVESCO Distributors, Inc. ("IDI") for the Company's other funds, INVESCO European Fund, INVESCO Pacific Basin Fund, INVESCO Emerging Markets Fund, and INVESCO International Growth Fund. Additional funds may be offered in the future.

     This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated September __, 1998, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this Prospectus. To obtain a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217- 3706; call 1-800-525-8085; or visit our web site at: http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


                               TABLE OF CONTENTS

                                                                            Page

ANNUAL FUND EXPENSES...........................................................7

PERFORMANCE DATA..............................................................10

INVESTMENT OBJECTIVE AND POLICIES.............................................10

RISK FACTORS..................................................................12

THE FUND AND ITS MANAGEMENT...................................................14

HOW SHARES CAN BE PURCHASED...................................................16

SERVICES PROVIDED BY THE FUND.................................................19

HOW TO REDEEM SHARES..........................................................21

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS......................................23

ADDITIONAL INFORMATION........................................................24

ANNUAL FUND EXPENSES

     The Fund is 100% no-load; there are no fees to purchase, exchange or redeem shares* (see "Shareholder Transaction Expenses"). The Fund is authorized to pay a Rule 12b-1 distribution fee of up to one quarter of one percent of the Fund's average net assets each year. (See "How To Buy Shares - Distribution Expenses"). (See "How Shares Can Be Purchased Distribution Expenses.") Lower expenses benefit Fund shareholders by increasing the Fund's total return.

Shareholder Transaction Expenses

Sales load "charge" on purchases                                    None
Sales load "charge" on reinvested dividends                         None
Redemption fees                                                     None*
Exchange fees                                                       None*

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fee                                                      0.75%
12b-1 Fees                                                          0.25%
Other Expenses (after voluntary expense limitation)(1)              1.00%
  Transfer Agency Fee(2)                           0.55%
  General Services, Administrative                 0.45%
    Services, Registration, Postage(3)
Total Fund Operating Expenses                                       2.00%
 (after voluntary expense limitation)(1)

* The Fund has no present intention of imposing redemption fees during the fiscal year ending October 31, 1998. If the Fund determines it is in the best interest of shareholders to impose redemption fees, the Fund would be able to assess and collect a 1% fee that would be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges, which would be imposed only on shares held less than 3 months.

     (1) Based on estimated expenses for the current fiscal year, which may be more or less than actual expenses. Actual expenses are not provided because the Fund did not begin a public offering of its shares until September 30, 1998. If necessary, certain Fund expenses will be absorbed voluntarily for at least the first fiscal year of the Fund's operations in order to ensure that expenses for the Fund will not exceed 2.00% of the Fund's average net assets pursuant to an agreement among the Company, IFG, and INVESCO Global Asset Management (N.A.). If such voluntary expense limit were not in effect, the Fund's "Other Expenses" and "Total Fund Operating Expenses" for the fiscal year ending October 31, 1998 would be estimated to be 1.18% and 2.18%, respectively of the Fund's average net assets.

     (2) Consists of the transfer agency fee described under "Additional Information - Transfer and Dividend Disbursing Agent."

     (3) Includes, but is not limited to, fees and expenses of directors, custodian bank, legal counsel and independent accountants, securities pricing services, costs of administrative services furnished under an Administrative Services Agreement, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders.


Example

     A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                  1 Year      3 Years
                  ------      -------
                  $20         $63

     The purpose of the foregoing table and Example is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Such expenses are paid from the Fund's assets. (See "The Fund and Its Management.") This Fund charges no sales load, redemption fee or exchange fee. The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

     As a result of the 0.25% 12b-1 fee paid by the Fund, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

Historical Investment Results of Sub-Adviser

     The table below shows performance results relating to certain assets similarly managed by the Sub-Adviser in the INVESCO Retirement Trust - International Equity Fund ("IRT"). These results are not those of the Fund. The investment objective of the IRT is substantially similar to that of the Fund and it is managed by the same personnel who are using substantially similar investment strategies and techniques as those of the Fund. It cannot be determined that future holdings of the Fund would be substantially identical to those in the IRT.

     The IRT is not subject to certain limitations, diversification requirements and other restrictions that are imposed by the Investment Company Act of 1940, as amended (the "Act") and the Internal Revenue Code on investment companies such as the Fund. If these restrictions had been applicable to the IRT, such restrictions might have adversely affected the performance reflected below.

     The performance presented is not intended to predict or suggest that such returns will be experienced by the Fund or by an investor investing in the Fund. An investor should not rely on the following performance information to be an indication of future performance of the Fund. Different methods of determining performance from those described in the footnotes below, including standard methods used by mutual funds, will result in different performance figures.

                               Yearly Total Return

Year                                  Lipper
Ended            IRT         International Category           MSCI-EAFE

1994           (2.70)%               (0.74)%                     8.06%

1995            17.18%                10.02%                    11.55%

1996            22.51%                14.43%                     6.36%

1997            15.95%                 7.25%                     2.06%

1997            62.80%                34.03%                    30.85%
Cumulative
Total Return

Notes to Historical Investment Results of Sub-Adviser

(1)  IRT
     The INVESCO Retirement Trust - International Equity Fund ("IRT") commenced operations on January 1, 1994. The IRT is not a registered investment company and is exempt from registration under the 1940 Act.

(2)  Fees
     Fees for the IRT are contractual with each client and vary among clients. Performance is net of expenses including investment management fees and transaction costs. Fund expenses are higher than the average expenses borne by the IRT. If the Fund's fee expenses were applied to the IRT, performance results would have been lower.

(3)  Lipper
     The Lipper Analytical Services, Inc. - International Category was chosen for comparison purposes because it contains performance figures for mutual funds that are similar to the Fund. Lipper is a widely recognized independent mutual fund analyst, which tracks total return unadjusted for commissions.

(4)  MSCI-EAFE
     The Morgan Stanley Capital Index - Europe/Australia/Far East was chosen for comparison purposes because it contains companies which are eligible for investment by the Fund and the IRT. The MSCI-EAFE Index is a widely recognized weighted index of international stock market performance. The index does not have expenses. If the Fund's fee expenses were applied to the index, performance results would have been lower.

PERFORMANCE DATA

     From time to time, the Fund may advertise its total return performance. These figures are based upon historical investment results and are not intended to indicate future performance. The "total return" of the Fund refers to the annual rate of return of an investment in the Fund. Total return is computed by calculating the percentage change in value of an investment of $1,000, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. Periods of one year, five years and ten years and/or life of Fund are generally used. Cumulative total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Any given report of total return performance should not be considered as representative of future performance. The Fund charges no sales load, which would affect the total return computation.

     In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparative data between the Fund's performance for a given period and the performance of recognized stock indices and indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and the Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Personal Finance, Morningstar and similar sources which utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services, may be used in advertising. The Lipper Analytical Services, Inc. mutual fund ranking and comparisons, which may be used by the Fund in performance reports, will be drawn from the "International Funds" Lipper mutual fund groupings, in addition to the broad-based Lipper general fund groupings.

     Further information about the performance of the Fund will be contained in the Company's annual report to shareholders which may be obtained without charge by writing INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; by calling 1-800-525- 8085; or by visiting our website at http://www.invesco.com.

INVESTMENT OBJECTIVE AND POLICIES

     This Prospectus relates to INVESCO International Blue Chip Fund, one of the Company's five separate portfolios of investments. Each portfolio is represented by a different class of the Company's common stock. Separate prospectuses are available for INVESCO European Fund, INVESCO Pacific Basin Fund, INVESCO Emerging Markets Fund, and INVESCO International Growth Fund.

     The Fund seeks to achieve a high total return through capital appreciation and current income. This investment objective is fundamental and may not be changed without the approval of a majority of the Fund's shareholders. Funds having an investment objective of seeking a high total return may be limited in their ability to obtain their objective by the limitations on the types of securities in which they may invest. Therefore, no assurance can be given that the Fund will be able to achieve its investment objective.

     The Fund intends to accomplish its objective by investing substantially all of its assets in securities of foreign companies identified by applying both a quantitative analysis and an individual company analysis. Such securities may take the form of American Depository Receipts ("ADRs"), but may also consist of common or preferred stocks of foreign issuers which are registered with the SEC and traded on a U.S. stock exchange, as well as foreign securities traded on overseas exchanges. The Fund primarily invests in medium and large market capitalization securities traded in the primary international securities markets but may, on occasion, have limited exposure to smaller, emerging stock markets. Whether the Fund invests in the primary markets or the smaller markets, it attempts to select securities that have a higher than average probability of extending their established performance records into the future. The term "foreign securities" refers to securities of issuers, wherever organized, which in the judgment of the Fund's investment adviser or sub-adviser (collectively, "Fund Management") have their principal business activities outside of the United States or securities registered in foreign countries and traded on overseas exchanges. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales and earnings, and specifically will require a determination that more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States.

     The Fund has not established any minimum investment standards, with respect to the Fund's equity investments in foreign securities, such as an issuer's asset level, earnings history, type of industry, or dividend payment history. Therefore, investors in this Fund should consider that investments may consist in part of securities which may be deemed to be speculative. When market, business or economic conditions indicate, the Fund may assume a defensive position by temporarily investing up to 100% of its assets in domestic securities consisting of obligations issued or guaranteed by the United States or any instrumentality thereof, domestic bank certificates of deposit, commercial paper rated A-2 or higher by S&P or P-2 or higher by Moody's Investors Services, Inc. ("Moody's"), and repurchase agreements with banks and securities dealers, seeking to protect its assets until conditions stabilize.

     It is presently anticipated that the Fund may invest in companies based in (or governments of or within) various areas of the world. The economies of the various countries may vary widely and may be subject to sudden changes that could have a positive or negative impact on the Fund. Of course, the Fund may invest in such other areas and countries as Fund Management may determine from time to time. The securities in which the Fund invests typically will be traded on the primary international securities markets but the Fund may, on occasion, have limited exposure to smaller, emerging stock markets.

     When the Fund invests in foreign securities, such securities are usually denominated in foreign currency and the Fund may temporarily hold funds in foreign currencies. Thus, the Fund's share value will be affected by changes in currency exchange rates. Because the Fund's assets may be invested in foreign securities and because substantially all revenues will be received in foreign currencies, the dollar equivalent of the Fund's net assets and distributions would be adversely affected by a reduction in the value of one or more foreign currencies relative to the United States dollar. The Fund will pay dividends in dollars and in such event will incur currency conversion costs. As one way of managing exchange rate risk, the Fund may enter into forward foreign currency exchange contracts (i.e., purchasing or selling foreign currencies at a future date).

     For  additional   information  concerning  the  investment  objectives  and
operation  of  the  INVESCO   International  Blue  Chip  Fund,  see  "Investment
Objectives and Policies" in the Statement of Additional Information.

RISK FACTORS

     Investors should consider the special factors associated with the policies discussed below in determining the appropriateness of an investment in the Fund.

     Foreign Securities. The Fund may invest in foreign securities and may do so without limitation on the percentage of assets which may be so invested. Investments in securities of foreign companies and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets. For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign currency, returns for a U.S. investor on foreign securities denominated in that foreign currency may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.

     Other aspects of international investing to consider include:

     -less publicly available information than is generally available about U.S. issuers;

     -differences in accounting, auditing and financial reporting standards;

     -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

     -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility;

     -less  government  regulation  of  stock  exchanges,   brokers  and  listed
companies abroad than in the United States; and

     -investments  in certain  countries  may be subject to foreign  withholding
taxes,   which  may  reduce   dividend   income  or  capital  gains  payable  to
shareholders.

     There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility of the Fund experiencing difficulties in pursuing legal remedies and collecting judgments.

     ADRs represent shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains, net of certain fees paid to the bank. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of an ADR.

     Year 2000 Computer Issue. Due to the fact that many computer systems in use today cannot recognize the year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Funds invest may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial, and may be reported inconsistently in U.S. and foreign financial statements. The Fund's investments may be adversely affected.

     Options, Futures and Other Financial Instruments. The Fund may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts, forward contracts, swaps, caps, floors and collars (collectively, "Financial Instruments"). For descriptions and other information on these Financial Instruments and strategies and their risk considerations, see the Statement of Additional Information ("SAI"). Financial Instruments may be used in an attempt to manage the Fund's foreign currency exposure as well as other risks of the Fund's investments that can cause fluctuations in its net asset value. The Fund may use Financial Instruments to increase or decrease its exposure to changing securities prices, interest rates, currency exchange rates or other factors. The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

     The Fund's ability to use Financial Instruments may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these Financial Instruments, and there can be no assurance that any strategy using a Financial Instrument will fully achieve its objective.

     Subject to the further limitations stated in the SAI, generally, the Fund is authorized to use any type of Financial Instrument. However, as a non-fundamental policy, the Fund will only use a particular Financial Instrument (other than those related to foreign currency) if the Fund is authorized to take a position in the type of asset to which the return on, or value of, the Financial Instrument is primarily related. Therefore, for example, if the Fund is authorized to invest in a particular type of security (such as an equity security), it could take a position in an option on an index relating to equity securities. As a non-fundamental policy, because it invests in foreign securities, the Fund may use foreign currency Financial Instruments. In addition, the Fund presently has a non-fundamental policy to utilize only exchange-traded Financial Instruments, other than forward currency contracts. This policy would not, however, prevent the Fund from investing in a security, such as an indexed security, with an imbedded component, such as a cap or a floor.

     Illiquid and Rule 144A Securities. The Fund may invest up to 15% of its net assets, measured at the time of purchase, in investments that are illiquid because they are subject to restrictions on their resale ("restricted securities") or because, based upon the nature of the market for such investments, they are not readily marketable. Investments in illiquid securities are subject to the risk that the Fund may not be able to sell such securities at the time or price desired. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registration of the security. The Fund may purchase certain securities that are not registered for sale to the general public, but that can be resold to institutional investors ("Rule 144A Securities") without regard to the foregoing 15% limitation, if a liquid trading market exists. The Company's board of directors has delegated to Fund Management the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. In the event that a Rule 144A Security held by the Fund is subsequently determined to be illiquid, the security will be sold as soon as that can be done in an orderly fashion consistent with the best interests of the Fund's shareholders. For more information concerning Rule 144A Securities, see "Investment Policies and Restrictions" in the Statement of Additional Information.

     Repurchase Agreements. The Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price and on an agreed-upon date. The Fund could incur costs or delays in seeking to sell the instrument if the prior owner defaults on its repurchase obligation. To reduce that risk, securities that are the subject of a repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards established by the Fund's board of directors.

     Securities Lending. The Fund also may lend its securities to qualified brokers, dealers, banks or other financial institutions. This practice permits the Fund to earn income which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Fund monitors the creditworthiness of borrowers in order to minimize such risks. The Fund will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 10% of the Fund's total assets (taken at market value).

     Portfolio Turnover. There are no fixed limitations regarding portfolio turnover for the Fund. Although the Fund does not trade for short-term profits, securities may be sold without regard to the time they have been held in the Fund when, in the opinion of Fund Management, investment considerations warrant such action. As a result, under certain market conditions, the portfolio turnover rate for the Fund may exceed 100%. Increased portfolio turnover would cause the Fund to incur greater brokerage costs than would otherwise be the case and may result in capital gains that are taxable when distributed to shareholders. The Fund's portfolio turnover rate and the Company's brokerage allocation policies are discussed in the Statement of Additional Information.

THE FUND AND ITS MANAGEMENT

     The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified management investment company. The overall supervision of the Fund is the responsibility of the Company's board of directors.

     INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado, serves as the Company's investment adviser pursuant to an investment advisory agreement with the Company. Under this agreement, IFG is primarily responsible for providing the Fund with portfolio management and various administrative services and supervising the Fund's daily business affairs. These services are subject to review by the Company's board of directors.

     Pursuant to an agreement with IFG, INVESCO Global Asset Management (N.A.)("IGAM") serves as the sub-adviser to the Fund. In that capacity, IGAM has the primary responsibility, under the supervision of IFG, for providing portfolio management services to the Fund. IGAM also acts as sub-adviser to the I.R.T. International Equity Fund, I.R.T. International Bond Fund, I.R.T.
Lifestyle Aggressive Fund, I.R.T. Lifestyle Conservative Fund and I.R.T. Lifestyle Moderate Fund.

     IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail funds advised by IFG pursuant to a distribution agreement with the Company.

     IFG, IGAM and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. IFG and IGAM continue to operate under their existing names. AMVESCAP PLC had approximately $192.2 billion in assets under management as of December 31, 1997. IFG was established in 1932 and, as of April 30, 1998, managed 14 mutual funds, consisting of 48 separate portfolios, with combined assets of approximately $19.3 billion on behalf of 1,492,189 shareholders.

     The Fund is managed by IGAM's International Equity Team, which is headed by Lindsay Davidson.

     W. Lindsay Davidson is lead portfolio manager of the Fund. He has been with INVESCO Capital Management in Atlanta as an international equity portfolio manager since 1993. Mr. Davidson joined INVESCO in 1984 as a Director managing UK pension plan portfolios, after beginning his career in 1974 as an investment manager for Norwich England. Mr. Davidson was educated at Waid Academy in Scotland and received an MA in Economics from Edinburgh University in 1974.

     Erik B. Granade, a Certified Financial Analyst and Chartered Investment Counselor, is co-manager of the Fund. Mr. Granade joined INVESCO Capital Management in 1996 as an international portfolio manager. Mr. Granade began his investment career in 1986 and prior to joining INVESCO was a partner and international equity portfolio manager with Cashman, Farrell & Associates. Mr. Granade earned his BA in Economics from Trinity College.

     Michele T. Garren, a Certified Financial Analyst, is co-manager of the Fund. Ms. Garren joined INVESCO Capital Management in 1997 as an international equity specialist. Ms. Garren began her investment career in 1987 and prior to joining INVESCO was a vice president and senior portfolio manager with AIG Global Investment Corporation in New York. Ms. Garran earned her MBA in Finance from New York University and her BBA in Finance from Southern Methodist University.

     The Fund pays IFG a monthly advisory fee which is based upon a percentage of the average net assets of the Fund, determined daily. The maximum advisory fee payable under the agreement is computed at an annual rate of 0.75% of the Fund's average net assets.

     Out of the advisory fees which it receives from the Fund, IFG pays IGAM, as sub-adviser to the Fund, a monthly fee, which is computed at an annual rate of 0.30% of the Fund's average net assets.

     The Company also has entered into an Administrative Services Agreement dated February 28, 1997 (the "Administrative Agreement"), with IFG. Pursuant to the Administrative Agreement, IFG performs certain administrative, recordkeeping and internal accounting services, including, without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, providing selected general ledger reports, and providing sub-accounting and recordkeeping services for shareholder accounts in the Fund maintained by certain retirement and employee benefit plans for the benefit of participants of such plans. For such services, the Fund pays IFG a fee consisting of a base fee of $10,000 per year plus an additional incremental fee computed at an annual rate of 0.015% per annum of the average net assets of the Fund. IFG also is paid a fee by the Company for providing transfer agent services. See "Additional Information."

     The management and custodial services provided to the Fund by its Adviser and the Fund's custodian, and the services provided to shareholders by IDI and IFG, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and its account services. The Fund and its service providers have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with others' noncomplying computer systems.

     If necessary, certain Fund expenses will be absorbed by IFG and IGAM voluntarily for at least the first fiscal year of the Fund's operations in order to ensure that the Fund's total expenses do not exceed 2.00%. This commitment may be changed following consultation with the Company's board of directors. As of this date, IFG held all of the outstanding shares of the Fund and should be regarded as the control person of the Fund.

     Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of such broker-dealers' financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How Shares Can Be Purchased - Distribution Expenses," the Company may market shares of the Fund through intermediary brokers or dealers that have entered into Dealer Agreements with IFG or IDI as the Company's distributor. The Fund may place orders for portfolio transactions with qualified broker-dealers which recommend the Fund to clients, or sell shares of the Fund to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms.

     Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to compliance policies governing personal investing. These policies require Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.



HOW SHARES CAN BE PURCHASED

     The Fund's shares are sold on a continuous basis by IDI, as the Fund's distributor, at the net asset value per share next calculated after receipt of a purchase order in good form. No sales charge is imposed upon the sale of shares of the Fund. To purchase shares of the Fund, send a check made payable to INVESCO Funds Group, Inc., together with a completed application form, to:

                        INVESCO FUNDS GROUP, INC.
                        Post Office Box 173706
                        Denver, Colorado  80217-3706

     Purchase orders must specify the fund in which the investment is to be made.

     The minimum initial purchase must be at least $1,000, with subsequent investments of not less than $50, except that: (1) those shareholders establishing an EasiVest or direct payroll purchase account, as described below in the section entitled "Services Provided by the Fund," may open an account without making any initial investment if they agree to make minimum monthly purchases of $50; (2) Fund Management may permit a lesser amount to be invested in the Fund under a federal income tax-deferred retirement plan (other than an Individual Retirement Account ("IRA")), or under a group investment plan qualifying as a sophisticated investor; (3) those shareholders investing in an IRA, or through omnibus accounts where individual shareholder recordkeeping and sub-accounting are not required, may make initial minimum purchases of $250; and
(4) Fund Management reserves the right to increase, reduce or waive the minimum purchase requirements in its sole discretion where it determines such action is in the best interests of the Fund.

     The purchase of Fund shares can be expedited by placing bank wire, overnight courier or telephone orders. Overnight courier orders must meet the above minimum investment requirements. In no case can a bank wire order or a telephone order be in an amount less than $1,000. For further information, the purchaser may call the Company's office by using the telephone number on the cover of this Prospectus. Orders sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237.

     Orders to purchase Fund shares can be placed by telephone. Shares of the Fund will be issued at the net asset value next determined after receipt of telephone instructions. Generally, payments for telephone orders must be received by the Fund within three business days or the transaction may be cancelled. In the event of such cancellation, the purchaser will be held responsible for any loss resulting from a decline in the value of the shares. In order to avoid such losses, purchasers should send payments for telephone purchases by overnight courier or bank wire. IFG has agreed to indemnify the Fund for any losses resulting from the cancellation of telephone purchases.

     If your check does not clear, or if a telephone purchase must be cancelled due to nonpayment, you will be responsible for any related loss the Fund or IFG incurs. If you are already a shareholder in the INVESCO funds, the Company, on behalf of the Fund, has the option to redeem shares from any identically registered account in the Company or any other INVESCO fund as reimbursement for any loss incurred. You also may be prohibited or restricted from making future purchases in any of the INVESCO funds.

     Persons who invest in the Fund through a securities broker may be charged a commission or transaction fee by the broker for the handling of the transaction, if the broker so elects. Any investor may deal directly with the Fund in any transaction. In that event, there is no such charge. IFG or IDI may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund.

     The Fund reserves the right in its sole discretion to reject any order for purchase of its shares (including purchases by exchange) when, in the judgment of Fund Management, such rejection is in the best interest of the Fund.

     Net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and also may be computed on other days under certain circumstances. Net asset value per share for the Fund is calculated by dividing the market value of all of the Fund's securities plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value as determined in good faith by the board of directors. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Company's board of directors believes that such value represents fair value.

     Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by the Fund to IDI to permit it, at IDI's discretion, to engage in certain activities and provide certain services approved by the board of directors in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentives, compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include IFG-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund (except administrative services already provided under separate agreements with IFG- affiliated companies). Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's transfer agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

     In addition, other permissible activities and services include advertising, the preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors, and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Company and the board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of IFG or its affiliates or by third parties.

     Under the Plan, the Fund's payments to IDI are limited to an amount computed at an annual rate of 0.25% of the Fund's average net assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of IFG or IDI whose primary responsibilities involve marketing shares of the INVESCO Mutual Funds, including the Fund. Subject to review by the Fund's directors, such payments are based on an allocation formula designed to ensure that all such payments are appropriate.

     Payments made by the Fund may not be used to finance directly the distribution of shares of any other Fund of the Company or other mutual funds advised by IFG. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues and may be used by IDI for activities that promote distribution of any of the mutual funds advised by IFG. IDI may from time to time make additional payments from other revenue sources to securities dealers, financial advisers and financial institutions that provide distribution- related and/or administrative services to the Fund. In this connection, the Plan authorizes any financing of distribution which may result from IDI's use of its own resources, including profits received from the Fund, provided that such fees are legitimate and not excessive.

     Payments by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls, although this period is expanded to 24 months for obligations incurred during the first 24 months of the Fund's operations. Any obligations incurred by IDI in excess of these limitations will not be paid by the Fund under the Plan, and will be borne by IDI. No further payments will be made by the Fund under the Plan in the event of its termination. For more information see "How Shares Can be Purchased" in the Statement of Additional Information.

SERVICES PROVIDED BY THE FUND

     Shareholder Accounts. IFG maintains a share account that reflects the current holdings of each shareholder. Share certificates will be issued only upon specific request. Because certificates must be carefully safeguarded and must be surrendered in order to exchange or redeem Fund shares, most shareholders do not request share certificates in order to facilitate such transactions. Each shareholder is sent a detailed confirmation for each transaction in shares of the Fund. Shareholders whose only transactions are through the EasiVest, direct payroll purchase, automatic monthly exchange or periodic withdrawal programs, or are reinvestments of dividends or capital gains in the same or another fund, will receive confirmations of those transactions on their quarterly statements. These programs are discussed below. For information regarding a shareholder's account and transactions, the shareholder may call the Fund's office by using the telephone number on the cover of this Prospectus.

     Reinvestment of Distributions. Dividends and other distributions are automatically reinvested in additional shares of the Fund at the net asset value per share in effect on the ex- dividend or ex-distribution date. A shareholder may, however, elect to reinvest dividends and other distributions in certain of the other no-load mutual funds advised by IFG and distributed by IDI, or to receive payment of all dividends and other distributions in excess of ten dollars by check by giving written notice to IFG at least two weeks prior to the record date on which the change is to take effect. Further information concerning these options can be obtained by contacting IFG.

     Periodic Withdrawal Plan. A Periodic Withdrawal Plan is available to shareholders who own or purchase shares of any mutual funds advised by IFG having a total value of $10,000 or more; provided, however, that at the time the Plan is established, the shareholder owns shares having a value of at least $5,000 in the fund from which the withdrawals will be made. Under the Periodic Withdrawal Plan, IFG, as agent, will make specified monthly or quarterly payments of any amount selected (minimum payment of $100) to the party designated by the shareholder. Notice of all changes concerning the Periodic Withdrawal Plan must be received by IFG at least two weeks prior to the next scheduled check. Further information regarding the Periodic Withdrawal Plan and its requirements and tax consequences can be obtained by contacting IFG.

     Exchange Policy. Shares of this Fund may be exchanged for shares of any other fund of the Company, as well as for shares of any of the following other no-load mutual funds, which are also advised by IFG and distributed by IDI, on the basis of their respective net asset values at the time of the exchange:
INVESCO Capital Appreciation Funds, Inc. (formerly, INVESCO Dynamics Fund, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial

Income Fund, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc. and INVESCO Value Trust.

     An exchange involves the redemption of shares in the Fund and investment of the redemption proceeds in shares of another fund of the Company or in shares of one of the INVESCO funds listed above. Exchanges will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Any gain or loss realized on such an exchange is recognizable for federal income tax purposes by the shareholder. Exchange requests may be made either by telephone or by written request to IFG using the telephone number or address on the cover of this Prospectus. Exchanges made by telephone must be in an amount of at least $250 if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the Fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the Fund's applicable minimum subsequent investment requirements.

     The option to exchange Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing the New Account Application or a Telephone Transaction Authorization Form or otherwise utilizing the telephone exchange option, the investor has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures designed to confirm that exchange instructions are genuine, which it believes are reasonable. These may include recording telephone instructions and providing written confirmations of exchange transactions. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.

     In order to prevent abuse of this policy to the disadvantage of other shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange option of any shareholder who requests more than four exchanges in a year, or at any time the Fund determines the actions of the shareholder is detrimental to Fund performance and shareholders. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors the means of speculation on short-term market movements. The exchange policy also may be modified or terminated at any time. Except for those limited instances where redemptions of the exchanged security are suspended under Section 22(e) of the 1940 Act, or where sales of the fund into which the shareholder is exchanging are temporarily stopped, notice of all such modifications or terminations of the exchange policy will be given at least 60 days prior to the date of termination or the effective date of the modification.

     Before making an exchange, the shareholder should review the prospectuses of the funds involved and consider their differences, and should be aware that the exchange privilege may only be available in those states where exchanges may legally be made, which will require that the shares being acquired are legally available for purchase in the shareholder's state of residence. Shareholders interested in exercising the exchange option may contact IFG for information concerning their particular exchanges.

     Automatic Monthly Exchange. Shareholders who have accounts in any one or more of the mutual funds distributed by IDI may arrange for a fixed dollar amount of their fund shares to be automatically exchanged for shares of any other INVESCO mutual fund listed under "Exchange Policy" on a monthly basis. The minimum monthly exchange in this program is $50.00. This automatic exchange program can be changed by the shareholder at any time by notifying IFG at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting IFG.

     EasiVest. For shareholders who want to maintain a schedule of monthly investments, EasiVest uses various methods to draw a preauthorized amount from the shareholder's bank account to purchase Fund shares. This automatic investment program can be changed by the shareholder at any time by notifying IFG at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting IFG.

     Direct Payroll Purchase. Shareholders may elect to have their employers make automatic purchases of Fund shares for them by deducting a specified amount from their regular paychecks. This automatic investment program can be modified or terminated at any time by the shareholder, by notifying the employer. Further information regarding this service can be obtained by contacting IFG.

     Tax-Deferred Retirement Plans. Shares of the Fund may be purchased for self-employed individual retirement plans, various IRAs, simplified employee pension plans and corporate retirement plans. In addition, shares can be used to fund tax-qualified plans established under Section 403(b) of the Internal Revenue Code by educational institutions, including public school systems and private schools, and certain kinds of non-profit organizations, which provide deferred compensation arrangements for their employees.

     Prototype forms for the establishment of these various plans including, where applicable, disclosure statements required by the Internal Revenue Service, are available from IFG. Institutional Trust Company (formerly, INVESCO Trust Company), a subsidiary of IFG, is qualified to serve as trustee or custodian under these plans and provides the required services at competitive rates. Retirement plans (other than IRAs) receive monthly statements reflecting all transactions in their Fund accounts. IRAs receive the confirmations and quarterly statements described under "Shareholder Accounts." For complete information, including prototype forms and service charges, call INVESCO at the telephone number listed on the cover of this prospectus or send a written request to: Retirement Services, INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706.

HOW TO REDEEM SHARES

     Shares of the Fund may be redeemed at any time at their net asset value next determined after a request in proper form is received at the Fund's office. (See "How Shares Can Be Purchased.") Net asset value per share of the Fund at the time of the redemption may be more or less than the price originally paid to purchase shares, depending primarily upon the Fund's investment performance.

     If the shares to be redeemed are represented by stock certificates, a written request for redemption signed by the registered shareholder(s) must be forwarded with the certificates to INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. Redemption requests sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc., at 7800 E. Union Avenue, Denver, Colorado 80237. If no certificates have been issued, a written redemption request signed by each registered owner of the account may be submitted to IFG at the address noted above. If shares are held in the name of a corporation, additional documentation may be necessary. Call or write for specific information. If payment for the redeemed shares is to be made to someone other than the registered owner(s) of the account, the signature(s) must be guaranteed by a financial institution which qualifies as an eligible guarantor institution. Redemption procedures with respect to accounts registered in the names of broker-dealers may differ from those applicable to other shareholders.

     Be careful to specify the account from which the redemption is to be made. Shareholders have a separate account for each fund in which they invest.

     Payment of redemption proceeds will be mailed within seven days following receipt of the required documents. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange or an emergency as defined by the Securities and Exchange Commission exists. If the shares to be redeemed were purchased by check and that check has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

     If a shareholder participates in EasiVest, the Fund's automatic monthly investment program, and redeems all of the shares in his/her Fund account, IFG will terminate any further EasiVest purchases unless otherwise instructed by the shareholder.

     Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to effect the involuntary redemption of all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

     Fund shareholders (other than shareholders holding Fund shares in accounts of IRA plans) may request expedited redemption of shares having a minimum value of $250 (or redemption of all shares if their value is less than $250) held in accounts maintained in their name by telephoning redemption instructions to IFG, using the telephone number on the cover of this Prospectus. The redemption proceeds, at the shareholder's option, either will be mailed to the address listed for the shareholder's Fund account, or wired (minimum of $1,000) or mailed to the bank which the shareholder has designated to receive the proceeds of telephone redemptions. The Fund charges no fee for effecting such telephone redemptions. Unless Fund Management permits a larger redemption request to be placed by telephone, a shareholder may not place a redemption request by telephone in excess of $25,000. These telephone redemption privileges may be modified or terminated in the future at the discretion of Fund Management.

     For Institutional Trust Company-sponsored federal income tax-sheltered retirement plans, the term "shareholders" is defined to mean plan trustees that file a written request to be able to redeem Fund shares by telephone. Unless Fund Management permits a larger redemption request to be placed by telephone, a shareholder may not place a redemption request by telephone in excess of $25,000. The redemption proceeds, at the shareholder's option, either will be mailed to the address listed for the shareholder on its Fund account, or wired (minimum $1,000) or mailed to the bank which the shareholder has designated to receive the proceeds of telephone redemptions. The Fund charges no fee for effecting such telephone redemptions. These telephone redemption privileges may be modified or terminated in the future at the discretion of Fund Management. Shareholders should understand that, while the Fund will attempt to process all telephone redemption requests on an expedited basis, there may be times, particularly in periods of severe economic or market disruption, when (a) they may encounter difficulty in placing a telephone redemption request, and (b) processing telephone redemptions will require up to seven days following receipt of the redemption request, or additional time because of the unusual circumstances set forth above.

     The privilege of redeeming Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing a new account Application or a Telephone Transaction Authorization Form or otherwise utilizing telephone redemption privileges, the shareholder has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures designed to confirm that telephone instructions are genuine, which it believes are reasonable. These may include recording telephone instructions and providing written confirmation of transactions initiated by telephone. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS

     Taxes. The Fund intends to distribute to shareholders all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. Distribution of substantially all net investment income to shareholders allows the Fund to maintain its tax status as a regulated investment company. Due to its tax status as a regulated investment company, the Fund does not expect to pay any federal income or excise taxes.

     Unless shareholders are exempt from income taxes, they must include all dividends and other distributions in taxable income for federal, state and local income tax purposes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of the Fund or another fund in the INVESCO group.

     Net realized capital gains of the Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. Long-term gains realized on the sale of securities held for more than one year but not for more than 18 months are taxable at a maximum rate of 28% (depending on the shareholders marginal tax rate). This category of long-term gains is often referred to as "mid-term" gains but is technically termed "28% rate gains." Long- term gains realized on the sale of securities held for more than 18 months are taxable at a maximum rate of 20% (depending on the shareholders marginal tax rate). At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax adviser as to the effect of distributions by the Fund.

     Shareholders also may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid. Capital gain on shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above.

     The Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund.

     Individual and other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gains, and other distributions and redemption proceeds. Unless you are subject to backup withholding for other reasons, you can avoid backup withholding on your Fund account by ensuring that we have a correct, certified tax identification number.

     We encourage you to consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions And Taxes" in the Statement of Additional Information.

     Dividends and Other Distributions. The Fund earns ordinary or net investment income in the form of dividends on its investments. Dividends paid by the Fund will be based solely on the income earned by it. The Fund's policy is to distribute all of this income, less expenses, to shareholders on an annual basis, at the discretion of the Company's board of directors. Dividends are automatically reinvested in additional shares of the Fund, unless otherwise requested, at the net asset value on the ex-dividend date.

     In addition, the Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains, if any, realized on foreign currency transactions are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Fund, unless otherwise requested, at the net asset value on the ex-dividend date.

     Dividends and other distributions are paid to shareholders who hold shares on the record date of the distribution, regardless of how long the shares have been held. The Fund's share price will then drop by the amount of the distribution on the ex-dividend or ex-distribution date. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying full purchase price, a portion of which is then returned in the form of a taxable distribution.

ADDITIONAL INFORMATION

     Voting Rights. All shares of the Company's funds have equal voting rights. When shareholders are entitled to vote upon a matter, each shareholder is entitled to one vote for each share owned and a corresponding fractional vote for each fractional share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all funds of the Company voting together. In other cases, such as voting upon the investment advisory contract for an individual fund, voting is on a fund-by-fund basis. To the extent permitted by law, when not all funds are affected by a matter to be voted upon, only the shareholders of the fund or funds affected by the matter will be entitled to vote. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, the board of directors will call special meetings of shareholders for the purpose, among other reasons, of voting upon the question of removal of a director or directors when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation. The Company will assist shareholders in communicating with other shareholders as required by the 1940 Act. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.

     Master/Feeder Option. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company or partnership having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed by IFG in substantially the same manner as the existing Fund. If permitted by applicable laws and policies then in effect, any such investment may be made in the sole discretion of the Company's board of directors without further approval of the shareholders of the Fund. However, Fund shareholders will be given at least 30 days prior notice of any such investment. Such investment would be made only if the Company's board of directors determines it to be in the best interests of the Fund and its shareholders. In making that determination, the board will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. No assurance can be given that costs will be materially reduced if this option is implemented.

     Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone number or mailing address set forth on the cover page of this Prospectus.

     Transfer and Dividend Disbursing Agent. INVESCO Funds Group, Inc., 7800 E. Union Ave., Denver, Colorado 80237, also acts as registrar, transfer agent and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement which provides that the Fund will pay an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. The transfer agency fee is not charged to each shareholder's or participant's account but is an expense of the Fund to be paid from the Fund's assets. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of IFG, may provide sub-transfer agency services to the Fund which reduce or eliminate the need for identical services to be provided on behalf of the Fund by IFG. In such cases, IFG may pay the third party an annual sub-transfer agency or record-keeping fee out of the transfer agency fee which is paid to IFG by the Fund.

                              PROSPECTUS
                              September __, 1998

                              INVESCO INTERNATIONAL BLUE CHIP FUND

                              A no-load  mutual  fund  seeking to achieve a high
                              total    return    through    long-term    capital
                              appreciation and current income.

INVESCO FUNDS

INVESCO Distributors, Inc.(sm)
Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:

Cherry Creek,
155-B Fillmore Street;
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

In addition, all documents filed by
the Company with the Securities and
Exchange Commission can be located
on a web site maintained by the
Commission at http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION
^ September __, 1998



                        INVESCO INTERNATIONAL FUNDS, INC.


                                      ^


Address:                                  Mailing Address:
7800 E. Union Avenue                      Post Office Box 173706
Denver, Colorado  80237                   Denver, Colorado  80217-3706

                                   Telephone:
                       In continental U.S., 1-800-525-8085
--------------------------------------------------------------------------------


     INVESCO INTERNATIONAL FUNDS, INC. (the "Company") is an open-end management investment company organized in series form consisting of ^ five funds: the INVESCO European Fund (the "European Fund"), the INVESCO Pacific Basin Fund (the "Pacific Basin Fund"), the INVESCO International Growth Fund (the "International Growth Fund") ^ the INVESCO Emerging Markets Fund (the "Emerging Markets Fund")^, and the INVESCO International Blue Chip Fund (the "International Blue Chip Fund") (the "Funds"). The European, Pacific Basin and Emerging Markets Funds seek to provide investors with capital appreciation. The International Growth Fund seeks to achieve a high total return on investment through capital appreciation and current income. The International Blue Chip Fund seeks to achieve high total return through capital appreciation and current income. Each of the Funds invests primarily in equity securities. Investors may purchase shares of any or all Funds. The following Funds are available:


     The EUROPEAN FUND seeks to achieve its investment objective by investing primarily in equity securities of companies domiciled in specific European countries.

     The PACIFIC BASIN FUND seeks to achieve its investment objective by investing primarily in equity securities of companies domiciled in specific Far Eastern or Western Pacific countries

     The INTERNATIONAL GROWTH FUND seeks to achieve its investment objective by investing substantially all of its assets in foreign securities. This Fund invests principally in equity securities. The term "foreign securities" refers to securities of issuers, wherever organized, which in the judgment of management have their principal business activities outside of the United States. In determining whether an issuer's principal activities are outside of the United States, consideration is given to such factors as the location of the issuer's assets, personnel, sales and earnings.

     The INTERNATIONAL BLUE CHIP FUND seeks to achieve its investment objective by investing substantially all of its assets in securities of foreign companies identified by applying both a quantitative analysis and an individual company analysis. Such securities may take the form of American Depository Receipts, but may also consist of common or preferred stocks of foreign issuers which are registered with the SEC and traded on a U.S. stock exchange, as well as foreign securities traded on overseas exchanges.


     The EMERGING MARKETS FUND seeks to achieve its investment objective by investing primarily in equity securities of emerging country issuers.

     Additional funds may be offered in the future.


     Separate Prospectuses for the European and Pacific Basin^ Funds and the International Growth^ Fund, each dated March 1, 1998, the Emerging Markets Fund dated March 1, 1998 as supplemented March 23, 1998, and the International Blue Chip Fund, dated September __, 1998, which provide the basic information you should know before investing in ^ a Fund, may be obtained without charge from INVESCO Distributors, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in each Prospectus. It is intended to provide you additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectuses.


Investment Adviser: INVESCO FUNDS GROUP, INC.
Distributor: INVESCO DISTRIBUTORS, INC.

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT POLICIES AND RESTRICTIONS..........................................30

THE FUNDS AND THEIR MANAGEMENT................................................64

HOW SHARES CAN BE PURCHASED...................................................79

HOW SHARES ARE VALUED.........................................................82

FUND PERFORMANCE..............................................................83

SERVICES PROVIDED BY THE FUNDS................................................85

TAX-DEFERRED RETIREMENT PLANS.................................................86

HOW TO REDEEM SHARES..........................................................86

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES......................................87

INVESTMENT PRACTICES..........................................................89

ADDITIONAL INFORMATION........................................................93

APPENDIX A....................................................................97

APPENDIX B...................................................................101

INVESTMENT POLICIES AND RESTRICTIONS

     The investment objectives and policies of the Funds are discussed in their respective Prospectuses under the heading "Investment Objective and Policies." Further information about the Funds' respective investment policies and restrictions is set forth below.

Types of Equity Securities

     As described in the Prospectuses, equity securities which may be purchased by the Funds consist of common, preferred and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends which may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Rights and warrants are securities which entitle the holder to purchase the securities of a company (generally, its common stock) at a specified price during a specified time period. Because of this feature, the values of rights and warrants are affected by factors similar to those which determine the prices of common stocks and exhibit similar behavior. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

     Convertible securities which may be purchased by the Funds include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.


     Convertible securities have an "investment value" which is the theoretical value determined by the yield they provide in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. They also have a "conversion value" which is the amount that would be received ^ in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, when price is influenced primarily by its conversion value, generally will yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.


     Foreign Securities. ^ Each Fund invests primarily in foreign securities. Investments in non-U.S. securities involve certain risks not associated with investment in U.S. companies. Non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company. Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. Investment in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. Securities denominated in non-U.S. currencies, whether issued by a non-U.S. or a U.S. issuer, may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, and costs will be incurred in connection with conversions from one currency to another. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Generally, the foreign currency exchange transactions of the Funds will be conducted on a spot basis (i.e., cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market.

     Forward Foreign Currency Contracts. The Funds may enter into forward currency contracts to purchase or sell foreign currencies (i.e., non-U.S. currencies) as a hedge against possible variations in foreign exchange rates. For additional information regarding forward foreign currency contracts and the

INVESCO   International   Blue  Chip  Fund,  see  the  section  titled  "INVESCO
International Blue Chip Fund" in this document. A forward foreign currency exchange contract ("forward contract") is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed- upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, a Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the Fund holds the foreign security. Hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. The Funds will not speculate in forward currency contracts. The Funds will not attempt to hedge all of their non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by their investment adviser and sub-adviser (collectively, "Fund Management"). The Funds will not enter into forward contracts for a term of more than one year. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund's limitations on investing in illiquid securities, discussed in the Prospectuses.


     Restricted/144A Securities. As discussed in the Funds' Prospectuses, each Fund may invest in restricted securities, including restricted securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). In recent years, a large institutional market has developed for certain Rule 144A Securities. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.


     Securities Lending. ^ Each of the Funds may lend their portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Funds and are at all times secured by collateral consisting of cash, letters of credit or securities issued or guaranteed by the U.S. government or its agencies, or any combination thereof, equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that ^ a Fund continues to own the loaned securities, while at the same time receiving interest from the borrower of the securities. Loans will be made only to firms deemed by Fund Management to be creditworthy under procedures established by the board of directors and when the amount of interest to be received justifies the inherent risks. A loan may be terminated by the borrower on one business day's notice or by ^ a Fund at any time. If at any time the borrower fails to maintain the required amount of collateral (at least 100% of the market value of the borrowed securities, plus accrued interest and dividends), ^ a Fund will require the deposit of additional collateral not later than the business day following the day on which a collateral deficiency occurs or the collateral appears inadequate. If the deficiency is not remedied by the end of that period, the Fund will use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss on the security during the loan period would inure to the Fund.

^


U.S. Government Obligations

     These securities consist of treasury bills, treasury notes, and treasury bonds, which differ only in their interest rates, maturities, and dates of issuance. Treasury bills have a maturity of one year or less. Treasury notes generally have a maturity of one to ten years, and treasury bonds generally have maturities of more than ten years. U.S. government obligations also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government.

     Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association (GNMA) participation certificates, are supported by the full faith and credit of the United States Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate. Upon receipt, principal payments will be used by ^ a Fund to purchase additional securities under its investment objective and investment policies.


     Other U.S. government obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury to repay its obligations. Still others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the instrumentality.

Obligations of Domestic Banks

     These obligations consist of certificates of deposit ("CDs") and bankers' acceptances issued by domestic banks (including their foreign branches) having total assets in excess of $5 billion, which meet the Funds' minimum rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank.

     Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). These instruments are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount.

Debt Securities

     The Funds' investments in debt securities generally are subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's, S&P and other ratings services provide a generally useful guide as to such credit risk. The lower the rating given a security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of a Fund's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, also will increase the credit risk to which those assets are subject.

     Market risk relates to the fact that the market values of the debt securities in which the Funds invest generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values. Medium and lower rated securities (Baa, BBB or the equivalent and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. Although Fund Management limits a Fund's investments in debt securities to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top three grades by S&P or Moody's or equivalent ratings of other ratings services or, if unrated, securities determined by Fund Management to be of equivalent quality. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect a Fund from the risk that the securities in which it invests will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and interest payments on preferred stocks and debt securities, not the market value of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events. A Fund is not required to sell immediately debt securities that go into default, but may continue to hold such securities until such time as Fund Management determines it is in the best interests of the Fund to sell such securities. Because investment in medium and lower rated securities involves both greater credit risk and market risk, achievement of a Fund's investment objectives may be more dependent on Fund Management's own credit analysis than is the case for funds investing in higher quality securities. In addition, the share price and yield of the Funds may be expected to fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend and interest obligations, meet projected business goals, and obtain additional financing. Expenses incurred to recover an investment in a defaulted security may adversely affect a Fund's net asset value. Finally, while Fund Management attempts to limit purchases of medium and lower rated securities to securities having a secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

     The Funds expect that most emerging country debt securities in which they invest will not be rated by U.S. rating services. Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. Lower rated bonds by Moody's (categories Ba, B, Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower rated bonds by S&P (categories BB, B, CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other ratings services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix B to the Statement of Additional Information.

Sovereign Debt

     In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchange on the payment date, the debt service burden to the economy as a whole, the debtor's then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

     The Funds may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. "Brady Bonds" are lower rated bonds and highly volatile.

Repurchase Agreements

     The Funds may engage in repurchase agreements with banks, registered broker-dealers, and registered government securities dealers that are deemed creditworthy. A repurchase agreement is a transaction in which a Fund purchases a security and simultaneously commits to sell the security to the seller at an agreed upon price and date (usually not more than seven days) after the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. In the event the seller should default, the underlying security constitutes collateral for the seller's obligations to pay. This collateral will be held by the Fund's custodian. The Fund may experience delays and incur costs in realizing on the collateral if the other party to the agreement becomes insolvent. To the extent that the proceeds from a sale of the collateral upon a default in the obligation to repurchase are less than the repurchase price, a Fund would suffer a loss. Although the Funds have not adopted any limit on the amount of its total assets that may be invested in repurchase agreements, it is the intention of Fund Management that the market value of a fund's securities subject to repurchase agreements not exceed 20% of the total assets of the Fund.


Commercial Paper

     These obligations are short-term promissory notes issued by domestic corporations to meet current working capital requirements. Such paper may be unsecured or backed by a bank letter of credit. Commercial paper issued with a letter of credit is, in effect, "two party paper," with the issuer directly responsible for payment, plus a bank's guarantee that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.


INVESCO Emerging Markets Fund


Futures Contracts and Options on Futures Contracts

     As described in the Emerging Markets Fund's Prospectus, this Fund may enter into futures contracts, and purchase and sell ("write") options to buy or sell futures contracts.


     ^ To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a Commodity Futures Trading Commission (the ^ "CFTC") -regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial ^ margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and ^ unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.


     Unlike when the Emerging Markets Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in a segregated asset account with the broker an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract.


     Where futures are purchased to hedge against a possible increase in the price of a security before ^ the Fund is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Fund, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.


     In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contract and the portion of the portfolio being hedged, the price of futures may not correlate perfectly with movements in the portfolio prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying securities and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the value of the underlying securities and movements in the prices of futures contracts, the value of futures contracts as a hedging device may be reduced.

     In addition, if the Emerging Markets Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

Options on Futures Contracts

     The Emerging Markets Fund may buy and write options on futures contracts for hedging purposes. Options on futures contracts are included among the types of instruments sometimes known as derivatives. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Emerging Markets Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Emerging Markets Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

     The amount of risk the Emerging Markets Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

     For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix A ("Description of Futures, Options and Forward Contracts").

Swaps and Swap-Related Products

     Interest rate swaps involve the exchange by the Emerging Markets Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor.

     The Emerging Markets Fund may enter into interest rate swaps, caps and floors, which are included among the types of instruments sometimes known as derivatives, on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis, and an amount of cash or high-grade liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. Fund Management will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund would have contractual remedies pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Emerging Markets Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

     These transactions may in some instances involve the delivery of securities or other underlying assets by ^ a Fund or its counterparty to collateralize obligations under the swap. The documentation currently used in those markets attempts to limit the risk of loss with respect to interest rate swaps to the net amount of the payments that a party is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would anticipate losing the net amount of the payments that the Fund contractually is entitled to receive over the payments that the Fund is contractually obligated to make. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above as well as the Fund's other investment restrictions set forth below.

INVESCO International Blue Chip Fund

     General. As discussed in the Prospectus for the INVESCO International Blue Chip Fund, Fund Management may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

     Generally, the Fund is authorized to use any type of Financial Instrument. However, as a non-fundamental policy, the Fund will only use a particular Financial Instrument (other than those related to foreign currency) if the Fund is authorized to take a position in the type of asset to which the return on, or value of, the Financial Instrument is primarily related. Therefore, for example, if the Fund is authorized to invest in a particular type of security (such as an equity security), it could take a position in an option on an index relating to equity securities. As a non-fundamental policy the Fund may use foreign currency Financial Instruments. In addition, the Fund presently has a non-fundamental policy to utilize only exchange-traded Financial Instruments, other than forward currency contracts. This policy would not, however, prevent the Fund from investing in a security, such as an indexed security, with an imbedded component, such as a cap or a floor.

     Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in the Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, it relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

     Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

     In addition to the instruments and strategies described below, Fund Management may use other similar or related techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or Statement of Additional Information ("SAI") will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectus.

     Special  Risks.   Financial  Instruments  and  their  use  involve  special
considerations and risks, certain of which are described below.

     (1) If Fund Management employs a Financial Instrument that correlates imperfectly with the Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. Financial Instruments may increase the volatility of the Fund. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that the Fund has entered.

     (2) There might be imperfect correlation between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

          The Fund presently has a non-fundamental policy to utilize only exchange-traded Financial Instruments, other than forward currency contracts. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund is authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of the Fund's portfolio investments.

          The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

     (3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because Fund Management projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

     (4) The Fund's ability to close out a position in an exchange-traded Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market.

     (5) As described below, the Fund is required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     Cover. Positions in Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in a segregated account with its custodian in the prescribed amount as determined daily.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or in segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. The Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

     The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

     Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     Risks of Options on Securities. Options embody the possibility of large amounts of exposure, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. If the Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

     The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time it learns that it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

     If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     Futures Contracts and Options on Futures Contracts. When the Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When the Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

     The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

     In addition, futures strategies can be used to manage the duration and associated interest rate risk of the Fund's fixed-income portfolio. If Fund Management wishes to shorten the duration of the Fund's fixed-income portfolio, the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If Fund Management wishes to lengthen the duration of the Fund's fixed-income portfolio, the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

     At the inception of a futures contract, the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required to increase the level of initial margin payments. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures used by the Fund may be closed only on an exchange or board of trade that provides a market. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

     To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

     Risks of Futures Contracts and Options Thereon. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Additionally, Fund Management may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

     Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of the Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. However, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

      Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

     Foreign Currency Hedging Strategies--Special Considerations. The Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

     The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which Fund Management believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

     The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

     Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Forward Currency Contracts and Foreign Currency Deposits. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

     Such transactions may serve as long or anticipatory hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

     The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if Fund Management anticipates that there will be a positive correlation between the two currencies.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities, dividends or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Forward currency contracts may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as Fund Management anticipates. There is no assurance that Fund Management's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

     The Fund may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

     Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

     Turnover. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

     Swaps, Caps, Floors and Collars. The Fund is authorized to enter into swaps, caps, floors and collars. However, these instruments are not exchange-traded and the Fund presently has a non-fundamental policy to utilize only exchange-traded Financial Instruments.

     Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

Illiquid Investments

     Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued by the Fund. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days;
(2) securities for which market quotations are not readily available; (3) bank deposits, unless they are payable on demand or within seven days after demand;

(4) non-government stripped fixed-rate mortgage-backed securities; (5) direct debt instruments; and (6) restricted securities not determined to be liquid pursuant to guidelines established by the Company's board of directors. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     Investment Restrictions. As described in the section of each Fund's prospectus entitled "Investment Objective and Policies," the Funds operate under certain investment restrictions.^ For purposes of the following restrictions, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Fund.


INVESCO Pacific Basin and European Funds


     The following restrictions are fundamental and may not be changed with respect to the INVESCO Pacific Basin and European Funds without the prior approval of the holders of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The INVESCO Pacific Basin and European Funds, and the Company on behalf of such Funds, unless otherwise indicated, may not:


     (1) issue senior securities as defined in the 1940 Act (except insofar as the Company may be deemed to have issued a senior security by reason of entering into a repurchase agreement, or borrowing money, in accordance with the restrictions described below, and in accordance with the position of the staff of the Securities and Exchange Commission set forth in Investment Company Act Release No. 10666);

     (2) mortgage, pledge or hypothecate portfolio securities or borrow money, except borrowings from banks for temporary or emergency purposes (but not for investment) are permitted in an amount not exceeding 10% of total net assets. A Fund will not purchase additional securities while any borrowings on behalf of that Fund exist;

     (3) buy or sell commodities, commodity contracts, oil, gas or other mineral interests or exploration programs (however, the Fund may purchase securities of companies which invest in the foregoing and may enter into forward contracts for the purchase or sale of foreign currencies);

     (4) purchase the securities of any company if as a result of such purchase more than 10% of total assets would be invested in securities which are subject to legal or contractual restrictions on resale ("restricted securities") and in securities for which there are no readily available market quotations; or enter into a repurchase agreement maturing in more than seven days if as a result, such repurchase agreements, together with restricted securities and securities for which there are not readily available market quotations, would constitute more than 10% of total assets;

     (5)  sell short or buy on margin;

     (6) buy or sell real estate or interests therein (however, securities issued by companies which invest in real estate or interests therein may be purchased and sold);

     (7) invest in the securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation, and except that not more than 10% of the INVESCO Pacific Basin Fund's and the INVESCO European Fund's total assets may be invested in shares of closed-end investment companies within the limits of Section 12(d)(1) of the 1940 Act;

     (8) invest in any company for the purpose of exercising control or management;

     (9) engage in the underwriting of any securities, except insofar as the Company may be deemed an "underwriter" under the 1933 Act in disposing of a portfolio security;

     (10) make loans to any person, except through the purchase of debt securities in accordance with the investment policies of the Funds, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into of repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of a Fund's total net assets (taken at current value). No more than 10% of a Fund's total assets may be invested in repurchase agreements maturing in more than seven days;

     (11) purchase securities of any company in which any officer or director of the Company or its investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and in which the officers and directors of the Company and its investment adviser, as a group, own more than 5% of such securities;

     (12) purchase securities (except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if the purchase would cause a Fund at the time to have more than 5% of the value of its total assets invested in the securities of any one issuer or to own more than 10% of the outstanding voting securities of any one issuer;

     (13) invest more than 5% of its total assets in an issuer having a record, together with predecessors, of less than three years' continuous operation.

     In addition to the above restrictions, a fundamental policy of the INVESCO Pacific Basin Fund and the INVESCO European Fund is not to invest more than 25% of their respective total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry.

     In applying restriction (1) above, the INVESCO Pacific Basin and European Funds will enter into repurchase agreements only if such agreements are in accordance with all applicable positions of the staff of the Securities and Exchange Commission, including Investment Company Act Release No. 10666.

INVESCO International Growth Fund


     The following restrictions are fundamental and may not be changed with respect to the INVESCO International Growth Fund without the prior approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. The INVESCO International Growth Fund and the Company on behalf of such Fund, unless otherwise indicated, may not:


     (1) other than investments by the Fund in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, invest in the securities of issuers conducting their principal business activities in the same industry (investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a single industry), if immediately after such investment the value of the Fund's investments in such industry would exceed 25% of the value of the Fund's total assets;

     (2) invest in the securities of any one issuer, other than the U.S. government, if immediately after such investment more than 5% of the value of the Fund's total assets, taken at market value, would be invested in such issuer or more than 10% of such issuer's outstanding voting securities would be owned by the Fund;

     (3) underwrite securities of other issuers, except insofar as it may technically be deemed an "underwriter" under the 1933 Act, as amended, in connection with the disposition of the Fund's portfolio securities;

     (4)  invest  in  companies  for  the  purpose  of  exercising   control  or
          management;

     (5)  issue  any  class  of  senior  securities  or  borrow  money,   except
          borrowings from banks for temporary or emergency purposes not in excess of 5% of the value of the Fund's total assets at the time the borrowing is made;

     (6) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held except to an extent not greater than 5% of the value of the Fund's total assets;

     (7) sell short or buy on margin, exept for the Fund's purchase or sale of options or futures, or writing, purchasing or selling put or call options;

     (8) purchase or sell real estate or interests in real estate. The Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

     (9) purchase or sell commodities or commodity contracts. This restriction shall not prevent the Fund from purchasing or selling options on individual securities, security indexes and currencies or financial futures or options on financial futures, or undertaking forward foreign currency contracts.

     (10) make loans to other persons, provided that the Fund may purchase debt obligations consistent with its investment objectives and policies and may lend limited amounts (not to exceed 10% of its total assets) of its portfolio securities to broker-dealers or other institutional investors;

     (11) purchase securities of other investment companies except (i) in connection with a merger, consolidation, acquisition or reorganization, or (ii) by purchase in the open market of securities of other investment companies involving only customary brokers' commissions and only if immediately thereafter (i) no more than 3% of the voting securities of any one investment company are owned by the Fund, (ii) no more than 5% of the value of the total assets of the Fund would be invested in any one investment company, and (iii) no more than 10% of the value of the total assets of the Fund would be invested in the securities of such investment companies. The Company may invest from time to time a portion of the Fund's cash in investment companies to which the Adviser serves as investment adviser; provided that no management or distribution fee will be charged by the Adviser with respect to any such assets so invested and provided further that at no time will more than 3% of the Fund's assets be so invested. Should the Fund purchase securities of other investment companies, shareholders may incur additional management and distribution fees;

     (12) invest in securities for which there are legal or contractual restrictions on resale, except that the Fund may invest no more than 2% of the value of the Fund's total assets in such securities, or invest in securities for which there is no readily available market, except that the Fund may invest no more than 5% of the value of the Fund's total assets in such securities.

     In applying restriction (12) above, the INVESCO International Growth Fund also includes illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund) among the securities subject to the 5% of total assets limit.


INVESCO International Blue Chip Fund

     The following restrictions are fundamental and may not be changed with respect to the INVESCO International Blue Chip Fund without the prior approval of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. The INVESCO International Blue Chip Fund and the Company on behalf of such Fund, unless otherwise indicated, may not:

     (1) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (2) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (3) underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities;

     (4) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investing) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     (5) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (6) lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     (7) purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

     (8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (9) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or successor thereof with substantially the same fundamental investment objective, policies and limitations as the Fund.

     The Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

     In addition, INVESCO International Blue Chip Fund has the following non-fundamental policies, which may be changed without shareholder approval:

     (a) The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that
          (a) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (b) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (c) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

     (b) The Fund may borrow money only from a bank or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation
          (4)). The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding;

     (c) The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

INVESCO Emerging Markets Fund

     The following restrictions are fundamental and may not be changed with respect the INVESCO Emerging Markets Fund without the prior approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in 1940 Act. The Emerging Markets Fund, and the Company on behalf of such Fund, unless otherwise indicated, may not:

     ^(1) With respect to seventy-five percent (75%) of the Fund's total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer;

     ^(2) Borrow money or issue senior securities (as defined in the 1940 Act), except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the value of the Fund's total assets by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the 33-1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

     ^(3) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

     ^(4) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).


     ^(5) Lend any security or make any other loan if, as a result, more than 10% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements.)

     ^(6) Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

     ^(7) Invest more than 25% of the value of its total assets in any particular industry (other than government securities).


     As a fundamental policy in addition to the above, the Emerging Markets Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

     Furthermore, the Company's board of directors has adopted additional investment restrictions for the Emerging Markets Fund. These restrictions are operating policies of the Fund and may be changed by the board of directors without shareholder approval. The additional investment restrictions adopted by the board of directors to date with respect to the Emerging Markets Fund include the following:

     (a) The Fund will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or (ii) enter into any futures contracts if the aggregate net amount of the Fund's commitments under outstanding futures contracts positions of the Fund would exceed the market value of the total assets of the Fund.

     (b) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

     (c) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     (d) The Fund does not currently intend to (i) purchase securities of closed-end investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies other than money market funds or funds which are the only practical means, or one of the few practical means, of investing in a particular emerging country. Limitations (i) and (ii) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

     (e) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 10% of the Fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

     (f) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The board of directors, or the Fund's investment adviser acting pursuant to authority delegated by the board of directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

     With respect to investment restriction (4) applicable to the Pacific Basin and European Funds, restriction (12) applicable to the International Growth Fund and restriction (f) applicable to the Emerging Markets Fund, the board of directors has delegated to Fund Management the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and that such securities are not subject to the Funds' limitations on investing in illiquid securities, securities that are not readily marketable or securities which do not have readily available market quotations. Under guidelines established by the board of directors, Fund Management will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). However, Rule 144A Securities are still subject to the Funds' respective limitations on investments in restricted securities (securities for which there are legal or contractual restrictions on resale), unless they are readily marketable outside the United States, in which case they are not deemed to be restricted.

     In applying the industry concentration investment restrictions applicable to the Funds, the Company uses an industry classification system for international securities based on information obtained from Bloomberg L.P., Moody's International and a modified S&P industry code classification schema which uses various sources to classify.

THE FUNDS AND THEIR MANAGEMENT

     The Company. The Company was incorporated on April 2, 1993, under the laws of Maryland. On July 1, 1993, the Company, through the European Fund and Pacific Basin Fund, assumed all of the assets and liabilities of the European Portfolio and Pacific Basin Portfolio, respectively, of Financial Strategic Portfolios, Inc., which was incorporated under the laws of Maryland on August 10, 1983. In addition, on July 1, 1993, the Company, through the International Growth Fund, assumed all of the assets and liabilities of the Financial International Growth Fund, a series of Financial Series Trust, a Massachusetts business trust organized on July 15, 1987. All financial and other information about the Funds for periods prior to July 1, 1993, relates to such former portfolios and series.


     The Investment Adviser. INVESCO Funds Group, Inc., a Delaware corporation ("IFG"), is employed as the Company's investment adviser. IFG was established in 1932 and also serves as an investment adviser to INVESCO Capital Appreciation Funds, Inc. (formerly, INVESCO Dynamics Fund, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, and INVESCO Variable Investment Funds, Inc.

     The Sub-Adviser. IFG, as investment adviser, has contracted with INVESCO Asset Management Limited ^("IAML") to provide investment advisory and research services on behalf of the ^ INVESCO Pacific Basin Fund, the INVESCO European Fund, the INVESCO International Growth Fund and the INVESCO Emerging Markets Fund. IFG, as investment adviser, has contracted with INVESCO Global Asset Management (N.A.)("IGAM") to provide investment advisory and research services on behalf of the INVESCO International Blue Chip Fund. IAML and IGAM have the primary responsibility for providing portfolio investment management services to the respective Funds.

     The Distributor. Effective September 30, 1997 (upon inception with respect to the Emerging Markets and International Blue Chip Funds), INVESCO Distributors, Inc. ("IDI") became the Funds' distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail funds advised by IFG. Prior to September 30, 1997, IFG served as the Funds' distributor.

     IFG, IAML, IGAM and IDI are indirect, wholly-owned subsidiaries of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, and to AMVESCAP PLC on May 8, 1997 as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world with approximately [$192.2] billion in assets under management. IFG was established in 1932 and as of ^ April 30, 1998, managed 14 mutual funds, consisting of ^ 49 separate portfolios, on behalf of ^ over 1,492,189 shareholders. AMVESCAP PLC's North American subsidiaries include the following:


     --INVESCO   Capital   Management,   Inc.   of  Atlanta,   Georgia   manages
institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of two registered investment companies.

     --INVESCO Management & Research, Inc. of Boston, Massachusetts, primarily manages pension and endowment accounts.

     --PRIMCO Capital Management, Inc. of Louisville, Kentucky specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

     --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for AMVESCAP PLC's clients worldwide. Clients include corporate plans, public pension funds as well as endowment and foundation accounts.

     --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.

     --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies offering variable annuities and variable life insurance products.

     --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

     The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M4YR, England.


     As indicated in the Funds' Prospectuses, IFG, IGAM, and IAML permit investment and other personnel to purchase and sell securities for their own accounts in accordance with compliance policies governing personal investing by directors, officers and employees of IFG, IGAM, IAML and their North American affiliates. These policies require officers, inside directors, investment and other personnel of IFG, IGAM, IAML and their North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policies. Requests for trading authority will be denied if, among other reasons, the proposed personal transaction would be contrary to the provisions of the applicable policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

     In addition to the pre-clearance requirement described above, the policies subject officers, inside directors, investment and other personnel of IFG, IGAM, IAML and their North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policies. The provisions of these policies are administered by and subject to exceptions authorized by IFG, IGAM or IAML.


     Investment Advisory Agreement. IFG serves as investment adviser to the Funds pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company which was approved on November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or IFG at a meeting called for such purpose. The Agreement was approved by shareholders of each Fund of the Company on January 31, 1997, for an initial term expiring February 28, 1999. The Agreement was approved by IFG as sole shareholder of the Emerging Markets Fund with respect to that Fund on January 30, 1998, for an initial term expiring on January 30, 2000. The Agreement was approved by IFG as sole shareholder of the International Blue Chip Fund with respect to that Fund on September _, 1998, for an initial term expiring on September __, 2000. Thereafter, the Agreement may be continued from year to year as to each Fund as long as each such continuance is specifically approved at least annually by the board of directors of the Company or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Any such continuance must also be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.


     The Agreement provides that IFG shall manage the investment portfolios of the Funds in conformity with each Fund's investment policies (either directly or by delegation to a sub-adviser which may be a company affiliated with IFG). Further, IFG shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Funds excluding, however, those services that are the subject of separate agreement between the Company and IFG or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency and registrar services, and services furnished under an Administrative Services Agreement with IFG discussed below. Services provided under the Agreement include but are not limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Funds' operations; furnishing office space, facilities, equipment and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by IFG's in-house legal and accounting staff (including the prospectuses, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC and other corporate documents of the Funds), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act. Expenses not assumed by IFG are borne by the Funds.

     As full compensation for its advisory services to the Company, IFG receives a monthly fee. The fee is calculated daily at an annual rate of:

     (a) Pacific Basin and European Funds: 0.75% on the first $350 million of each Fund's average net assets; 0.65% on the next $350 million of each Fund's average net assets; and 0.55% on each Fund's average net assets in excess of $700 million;

     (b) International Growth Fund: 1.00% on the first $500 million of the Fund's average net assets; 0.75% on the next $500 million of the Fund's average net assets; and 0.65% on the Fund's average net assets in excess of $1 billion.

     (c) Emerging Markets Fund: 1.00% on the first $500 million of the Fund's average net assets; 0.85% on the next $500 million of the Fund's average net assets; and 0.75% on the Fund's average net assets in excess of $1 billion.


     (d)  International Blue Chip Fund: 0.75% on the Fund's average net assets.


     The advisory fee is calculated daily at the applicable annual rate and paid monthly.


     Sub-Advisory Agreement. With respect to the European, Pacific Basin and International Growth Funds, IAML serves as sub-adviser to the Funds pursuant to a sub-advisory agreement dated February 28, 1997 (the "Sub-Agreement") with ^ IFG which was approved on November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, IFG or IAML, at a meeting called for such purpose. The Sub-Agreement was approved on January 31, 1997, by the shareholders of each of the Funds ^ for an initial term expiring February 28, 1999.

     ^ With respect to the Emerging Markets Fund, IAML serves as sub-adviser to the Fund pursuant to a sub-advisory agreement dated January 30, 1998 (the "Emerging Markets Sub-Agreement") with IFG that was approved on May 13, 1998 by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, IFG or IAML, at a meeting called for such purpose. The Emerging Markets Sub-Agreement was approved on January 30, 1998 by IFG as sole shareholder of the ^ Fund for an initial term expiring on January 30, 2000.

     With respect to the International Blue Chip Fund,IGAM serves as the sub-adviser to the Fund pursuant to a sub-advisory agreement dated September __, 1998 (the "International Blue Chip Sub-Agreement") with IFG which was approved on May 12, 1998 by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, IFG or IGAM, at a meeting called for such purpose. The International Blue Chip Sub-Agreement was approved by IFG as sole shareholder of the Fund on September __, 1998, for an initial term expiring on September __, 2000.

     Thereafter, the Sub-Agreement, Emerging Markets Sub-Agreement and International Blue Chip Sub-Agreement (the "Sub-Agreements") may be continued from year to year as to each Fund as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. Each such continuance also must be approved by a majority of the directors who are not parties to the Sub-^ Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Sub-^ Agreements may be terminated at any time without penalty by either party or the Company upon sixty
(60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

     The Sub-^ Agreements provide that IGAM and IAML, as applicable, subject to the supervision of IFG, shall manage the investment portfolios of the respective Funds in conformity with each such Fund's investment policies. These management services would include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of each Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, as amended, and in any prospectus and/or statement of additional information of the Company, as from time to time amended and in use under the 1933 Act and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for each Fund, unless otherwise directed by the directors of the Company or IFG, and executing transactions accordingly; (d) providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of IGAM or IAML; (e) determining what portion of each applicable ^ Fund's assets should be invested in the various types of securities authorized for purchase by such Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of each applicable Fund shall be exercised.

     The Sub-^ Agreements provide that, as compensation for its services, IGAM and IAML shall receive from IFG, at the end of each month, a fee based upon the average daily value of the applicable Fund's net assets. With respect to the European and Pacific Basin Funds, the fee is calculated at the following annual rates: prior to January 1, 1998, 0.45% on the first $350 million of each Fund's average net assets; 0.40% on the next $350 million of each Fund's average net assets; and 0.35% on each Fund's average net assets in excess of $700 million and effective January 1, 1998, ^ 0.30% on the first $350 million; ^ 0.26% on the next $350 million and ^ 0.22% on each Fund's net assets in excess of $700 million. With respect to the International Growth Fund, the fee is computed at the following annual rates: prior to January 1, 1998, 0.25% on the first $500 million of the Fund's average net assets; 0.1875% on the next $500 million of the Fund's average net assets; and 0.1625% on the Fund's average net assets in excess of $1 billion and effective January 1, 1998, ^ 0.40% on the first $500 million; ^ 0.30% on the next $500 million and ^ 0.26% on the Fund's average net assets in excess of $1 billion. With respect to the Emerging Markets Fund, the fee is computed at the annual rate of ^ 0.40% on the first $500 million of the Fund's average net assets; ^ 0.34% on the next $500 million of the Fund's average net assets; and ^ 0.30% on the Fund's average net assets in excess of $1 billion. With respect to the International Blue Chip Fund, the fee is computed at the annual rate of .30% of the Fund's average net assets. The sub-advisory fees are paid by INVESCO, NOT the Funds.


     Administrative Services Agreement. IFG, either directly or through affiliated companies, also provides certain administrative, sub-accounting and recordkeeping services to the Company pursuant to an Administrative Services Agreement dated February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved on November 6, 1996, by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or IFG, at a meeting called for such purpose. The Administrative Agreement is for an initial term of one year. Thereafter, the Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by IFG on sixty (60) days' written notice, or by the Company upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment.


     The Administrative Agreement provides that IFG shall provide the following services to the Funds: (A) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and (B) such sub-accounting, recordkeeping and administrative services and functions, which may be provided by affiliates of IFG, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants of such plans. As full compensation for services provided under the Administrative Agreement, the Company pays a monthly fee to IFG consisting of a base fee of $10,000 per year per Fund, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of each Fund ^.

     Transfer Agency Agreement. IFG also performs transfer agent, dividend disbursing agent and registrar services for the Company pursuant to a Transfer Agency Agreement dated February 28, 1997 which was approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on November 6, 1996. The Transfer Agency Agreement was for an initial term expiring February 28, 1998 and has been extended by the board of directors until May 15, ^ 1999. Thereafter, the Transfer Agency Agreement may be continued from year to year as to each Fund as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.


     The Transfer Agency Agreement provides that the Company shall pay to INVESCO an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. This fee is paid monthly at a rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts, or, where applicable, per participant in an omnibus account.

     For the fiscal years ended October 31, 1997, 1996 and 1995, the Funds paid the following advisory fees, administrative services fees and transfer agency fees:

                                  European Fund
Fiscal Year
Ended                    Advisory       Administrative             Transfer
October 31                    Fee         Services Fee           Agency Fee
----------               --------       --------------           ----------

1997                   $2,679,462              $63,965             $985,603
1996                    1,793,380               45,868              839,761
1995                    1,815,386               46,308              869,684

                               Pacific Basin Fund

Fiscal Year
Ended                    Advisory       Administrative             Transfer
October 31                    Fee         Services Fee           Agency Fee
----------               --------       --------------           ----------

1997                     $939,420              $28,788             $677,811
1996                    1,396,490               37,930              870,770
1995                    1,571,623               41,483              852,343

                            International Growth Fund

Fiscal Year
Ended                    Advisory       Administrative             Transfer
October 31                    Fee         Services Fee           Agency Fee
----------               --------       --------------           ----------

1997                     $987,897              $24,818             $377,527
1996                      893,966               23,409              383,054
1995                      963,765               24,541              361,657

                              Emerging Markets Fund


     The Emerging Markets Fund paid IFG no advisory, administrative or transfer agency fees as of ^ October 31, 1997 since the Fund did not commence a public offering of its shares until February 12, 1998.

                          International Blue Chip Fund

     The International Blue Chip Fund paid IFG no advisory, administrative or transfer agency fees as of October 31, 1997 since the Fund did not commence a public offering of its shares until September __, 1998.

     Officers and Directors of the Company. The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the general investment policies and programs of each of the Funds are carried out and that the Funds' portfolios are properly administered. The officers of the Company, all of whom are officers and employees of, and are paid by, IFG, are responsible for the day-to-day administration of the Company and each of the Funds. The investment adviser for the Company has the primary responsibility for making investment decisions on behalf of ^ each Fund. These investment decisions are reviewed by the investment committee of IFG.


     All of the officers and directors of the Company hold comparable positions with INVESCO Capital Appreciation Funds, Inc. (formerly, INVESCO Dynamics Fund, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc. and INVESCO Variable Investment Funds, Inc. All of the directors of the Company also serve as trustees of INVESCO Value Trust. In addition, all of the directors of the Fund, with the exception of Dan Hesser, also are directors of INVESCO Treasurer's Series Trust. All of the officers of the Company also hold comparable positions with INVESCO Value Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.

     CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof; Chairman of the Board of INVESCO Treasurer's Series Trust. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

     FRED A. DEERING,+# Vice Chairman of the Board. Vice Chairman of INVESCO Treasurer's Series Trust. Trustee of INVESCO Global Health Sciences Fund.
Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company, Urbaine Life Insurance Company and Midwestern United Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.


     DAN J. HESSER,+* President, CEO and Director. Chairman of the Board^ of INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; ^ President and Chief Operating Officer of INVESCO Global Health Sciences Fund. Formerly, President and Chief Executive Officer of INVESCO Funds Group, Inc. (1991-1998). Born:
December 27, 1939.


     VICTOR L. ANDREWS,** Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry of Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: 34 Seawatch Drive, Savannah, Georgia. Born: June 23, 1930.

     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.

     LAWRENCE H. BUDNER,# Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.

     DANIEL D. CHABRIS,+# Director. Financial Consultant; Assistant Treasurer of Colt Industries Inc., New York, New York, from 1966 to 1988. Address: 19 Kingsbridge Way, Madison, Connecticut. Born: August 1, 1923.

     WENDY L. GRAMM, Ph.D.,** Director. Self-employed (since 1993); Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's Bureau of
Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm Insurance Company, State Farm Life Insurance Company, Independent Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born: January 10, 1945.


     HUBERT L. HARRIS, JR.,* Director. Chairman (since 1996) and President (January 1990 to May 1996) of INVESCO Services, Inc.; Chief Executive Officer of INVESCO Individual Services Group. ^ Trustee of INVESCO Global Health Sciences Fund. Member of the Executive Committee of the Alumni Board of Trustees of Georgia Institute of Technology. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: July 15, 1943.


     KENNETH T. KING,# Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987.
Address:  4080 North Circulo  Manzanillo,  Tucson,  Arizona.  Born: November 16,
1925.

     JOHN W. MCINTYRE,# Director. Retired. Formerly, Vice Chairman of the Board of Directors of The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of The Citizens and Southern Georgia Corp. and
Citizens and Southern National Bank. Director of Golden Poultry Co., Inc. Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust.
Address: 7 Piedmont Center,  Suite 100, Atlanta,  Georgia.  Born:  September 14,
1930.

     LARRY SOLL, Ph.D.,** Director. Retired. Formerly, Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since its incorporation in 1982. Director of ISI Pharmaceuticals, Inc. Trustee of INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born:
April 26, 1942.

     GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel and Secretary of INVESCO Funds Group, Inc. and INVESCO Trust Company (since 1989) and of INVESCO Distributors, Inc. (since 1997); Vice President (May 1989 to April 1995). Formerly, employee of a U.S. regulatory agency, Washington, D.C. (June 1973 through May 1989). Born: September 25, 1947.

     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO Funds Group, Inc. and INVESCO Trust Company (since 1988) and of INVESCO Distributors, Inc. (since 1997). Born: October 1, 1946.

     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO Funds Group, Inc. (since 1995) and of INVESCO Distributors, Inc. (since
1997) and Trust Officer of INVESCO Trust Company since July 1995 and formerly (August 1992 to July 1995) Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company. Formerly, Vice President of 440 Financial Group from June 1990 to August 1992 and Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

     ALAN I. WATSON, Assistant Secretary. Vice President of INVESCO Funds Group, Inc. (since 1984) and Trust Officer of INVESCO Trust Company. Born: September 14, 1941.

     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO Funds Group, Inc. (since 1984) and of INVESCO Distributors, Inc. (since 1997) and Trust Officer of INVESCO Trust Company. Born: February 3, 1948.

     #Member of the audit committee of the Company.

     +Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

     *These directors are "interested persons" of the Company as defined in the Investment Company Act of 1940.

     **Member of the management liaison committee of the Company.


     As of ^ June 10, 1998, officers and directors of the Company, as a group, beneficially owned less than 1% of the Company's outstanding shares and 1% of each Fund's outstanding shares.


Director Compensation

     The following table sets forth, for the fiscal year ended October 31, 1997: the compensation paid by the Company to its eligible independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by IDI (including the Company), INVESCO Advisor Funds, Inc., INVESCO Treasurer's Series Trust and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1996. As of December 31, 1996, there were 49 funds in the INVESCO Complex. Dr. Soll became an independent director of the Company effective May 15, 1997. Dr. Gramm became an independent director of the Company effective July 29, 1997.

                                                                           Total
                                                                       Compensa-
                                        Benefits      Estimated        tion From
                        Aggregate     Accrued As         Annual          INVESCO
                        Compensa-        Part of       Benefits          Complex
Name of Person,         tion From        Company           Upon          Paid To
Position               Company(1)    Expenses(2)  Retirement(3)     Directors(1)

Fred A.Deering,           $ 4,650         $1,028         $1,001         $ 98,850
Vice Chairman of
  the Board

Victor L. Andrews           4,627            972          1,159           84,350

Bob R. Baker                4,713            868          1,553           84,850

Lawrence H. Budner          4,528            972          1,159           80,350

Daniel D. Chabris           4,611          1,109            824           84,850

A. D. Frazier, Jr.(4)       1,007              0              0           81,500

Wendy Gramm                 1,019              0              0                0

Kenneth T. King             4,209          1,068            908           71,350

John W. McIntyre            4,423              0              0           90,350

Larry Soll                  1,983              0              0           17,500
                           ------         ------         ------          -------

Total                     $35,770         $6,017         $6,604         $693,950

% of Net Assets        0.0079%(5)     0.0013%(5)                      0.0045%(6)

     (1)The vice chairman of the board, the chairmen of the audit, management liaison and compensation committees, and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

     (2)Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below and not compensation deferred at the election of the directors.

     (3)These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health
Sciences Fund which does not participate in any retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Messrs. Frazier and McIntyre and Drs. Gramm and Soll, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     (4)Effective February 28, 1997, Mr. Frazier resigned as a director of the Company. Effective November 1, 1996 Mr. Frazier was employed by INVESCO PLC (the predecessor to AMVESCAP PLC), a company affiliated with IFG and did not receive any director's fees or other compensation from the Company or other funds in the INVESCO Complex for his services as a director after that date.


     (5)Total as a percentage of the Company's net assets as of October 31, 1997.^


     (6)Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1996.

     Messrs. Brady, Harris and Hesser, as "interested persons" of the Company and other funds in the INVESCO Complex, receive compensation as officers or employees of IFG or its affiliated companies and do not receive any director's fees or other compensation from the Company or other funds in the INVESCO Complex for their services as directors.


     The boards of directors/trustees of the mutual funds managed by IFG and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon retiring from the boards at the retirement age of 72 (or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the qualified director at the time of his or her retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to ^ 50% of the basic retainer. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the ^ retainer payments will be made to the director or to his or her beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the ^ retainer payments will be made to his or her beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO and Treasurer's Series Trust funds in a manner determined to be fair and equitable by the committee. The Company is not making any payments to directors under the plan as of the date of this Statement of Additional Information. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO and Treasurer's Series Funds. The deferred amounts are being invested in the shares of all of the INVESCO and Treasurer's Series Funds. Each independent director is, therefore, an indirect owner of shares of each INVESCO and Treasurer's Series Fund.


     The Company has an audit committee that is comprised of five of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Funds, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

     The Company also has a management liaison committee which meets quarterly with various management personnel of IFG in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

HOW SHARES CAN BE PURCHASED

     The shares of each Fund are sold on a continuous basis at the net asset value per share next calculated after receipt of a purchase order in good form. The net asset value for each Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange but may also be computed at other times. See "How Shares Are Valued." IDI acts as the Funds' distributor under a distribution agreement with the Company under which it receives no compensation and bears all expenses, including the costs of printing and distribution of prospectuses incident to direct sales and distribution of each of the Fund's shares on a no-load basis.


     Distribution Plan. As discussed in the Prospectuses, the Company has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved on May 16, 1997, at a meeting called for such purpose by a majority of the directors of the Company, including a majority of the directors who neither are "interested persons" of the Company nor have any financial interest in the operation of the Plan (" ^ independent directors"). The Plan was approved by shareholders of the European and International Growth Funds on October 28, 1997, shareholders of the Pacific Basin Fund on ^November 25, 1997, and by IFG on behalf of the Emerging Markets Fund on January 30, 1998 and on behalf of the International Blue Chip Fund on September __, 1998, for initial terms expiring October 28, 1998, ^ November 25, 1998, ^ January 30, 1999 and September __, 1999, respectively.

     The Plan provides that each Fund may make monthly payments to IDI of amounts computed at the following annual rates: with respect to the European and International Growth Funds, no greater than 0.25% of new sales of shares, exchanges into each Fund and reinvestments of dividends and other distributions added after November 1, 1997^; with respect to the Pacific Basin Fund, no greater than 0.25% of the Fund's new sales of shares, exchanges into the Fund and reinvestment of dividends and other distributions added after December 1, 1997 ^; with respect to the Emerging Markets Fund, no greater than 0.25% of the Fund's average net assets; with respect to the International Blue Chip Fund, no greater than 0.25% of the Fund's average net assets, to permit IDI, at its discretion, to engage in certain activities and provide certain services in connection with the distribution of each Fund's shares to investors. Payments by a Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls, although this period is extended to 24 months for obligations incurred during the first 24 months of a Fund's operations. As noted in the Prospectuses, one type of expenditure permitted by the Plan is the payment of compensation to securities companies and other financial institutions and organizations, which may include IDI-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of the Funds and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Company does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of one or more of the Funds possibly could decrease to the extent that the banks would no longer invest customer assets in a particular Fund. Neither the Company nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by each Fund.


     The Plan was ^ implemented ^ on November 1, 1997 with respect to the European and International Growth Funds, December 1, 1997 with respect to the Pacific Basin Fund ^, February 2, 1998 with respect to the Emerging Markets Fund, and ----------, 1998 with respect to the International Blue Chip Fund.


     The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable tapes of each Fund's transactions by customers, serving as the primary source of information to customers in answering questions concerning each Fund, and assisting in other customer transactions with each Fund.


     The Plan provides that it shall continue in effect with respect to each Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance. The Plan ^ can be terminated at any time with respect to any Fund, without penalty, if a majority of the ^ independent directors, or shareholders of such Fund, vote to terminate the Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of the shares of any Fund at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of the Funds, the investment climate for any particular Fund, general market conditions, and the volume of sales and redemptions of Fund shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of a Fund's shares; however, the Company is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of any Fund's payments thereunder without approval of the shareholders of that Fund, and all material amendments to the Plan must be approved by the board of directors of the Company, including a majority of the ^ independent directors. Under the agreement implementing the Plan, IDI or the Funds, the latter by vote of a majority of the ^ independent directors or of the holders of a majority of any Fund's outstanding voting securities, may terminate such agreement without penalty upon 30 days' written notice to the other party. No further payments will be made by any Fund under the Plan in the event of its termination as to that Fund.


     To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the Act, it shall remain in effect as such, so as to authorize the use of each Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, each Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment," in which event the Funds may continue to make payments, pursuant to the Plan, to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the 12b-1 directors, by a vote cast in person at a meeting called for such purpose.

     Information regarding the services rendered under the Plan and the amounts paid therefor by each Fund are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan at the level of compensation provided therein.

     The only members of the board of directors or officers of the Fund who are interested persons, as that term is defined in Section 2(a)(19) of the Act, of the Company who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Company listed under "The Funds and Their Management -- Officers and Directors of the Company" who are also officers either of IFG or companies affiliated with IFG. The benefits which the Company believes will be reasonably likely to flow to the Funds and their respective shareholders under the Plan include the following:

     (1)  Enhanced  marketing  efforts,  if  successful,  should  result  in  an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;


     (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of ^ a Fund in amounts and at times that are disadvantageous for investment purposes;

     (3) The positive effect which increased Fund assets will have on its revenues could allow IFG and its affiliated companies:

          (a) To have greater resources to make the financial commitments necessary to improve the quality and level of each Fund's shareholder services (in both systems and personnel),

          (b) To increase the number and type of mutual funds available to investors from IFG and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and

          (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

     (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

HOW SHARES ARE VALUED

     As described in the section of each Fund's prospectus entitled "How Shares Can Be Purchased," the net asset value of shares of each Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by a Fund that the current net asset value per share might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares of that Fund. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The net asset value per share of each Fund is calculated by dividing the value of all securities held by the Fund and its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of that Fund.

     Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities will be valued at their fair values as determined in good faith by the Company's board of directors or pursuant to procedures adopted by the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Fund's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Fund's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.

     The value of securities held by each Fund, and other assets used in computing net asset value, generally is determined as of the time regular trading in such securities or assets is completed each day. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Funds' net asset values. However, in the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service.

FUND PERFORMANCE

     As discussed in the section of each Fund's Prospectus entitled "Performance Data," all of the Funds advertise their total return performance. Average annual total return performance for each Fund for the indicated periods ended October 31, 1997, was as follows:

                                                                   10 Years/
                                                                     Life of
Fund                                       1 Year     5 Years           Fund
---------                                  ------     -------      ---------
European                                    18.07%      16.07%         11.41%
Pacific Basin                              -26.65%       2.06%          2.80%
International Growth                         2.65%       9.70%          5.38%(1)
Emerging Markets (2)                           N/A         N/A            N/A
^ International Blue Chip (2)                  N/A         N/A            N/A
-------------------------


     (1) 109 months (9.08 yrs.)


     (2) The Emerging Markets ^ and International Blue Chip Funds did not operate during these time periods.


Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

where:      P = initial payment of $1000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

     The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period and Fund indicated.

     From time to time, evaluations of performance made by independent sources may also be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week
      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Financial Times
      Financial World
      Forbes
      Fortune
      Ibbotson Associates, Inc.
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance

      Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis
      Money
      Morningstar
      Mutual Fund Forecaster
      No-Load Analyst
      No-Load Fund X
      Personal Investor
      Smart Money
      The New York Times
      The No-Load Fund Investor
      U.S. News and World Report
      United Mutual Fund Selector
      USA Today
      Wall Street Journal
      Wiesenberger Investment Companies Services
      Working Woman
      Worth

SERVICES PROVIDED BY THE FUNDS

     Periodic Withdrawal Plan. As described in the section of each Fund's prospectus entitled "Services Provided By the Funds," each Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in that Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.

     The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such a Plan do not represent income or a return on investment.

     Participation in the Periodic Withdrawal Plan may be terminated at any time by sending a written request to IFG. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

     Exchange Policy. As discussed in the section of each Fund's Prospectus entitled "Services Provided by the Funds," the Funds offer shareholders the ability to exchange shares of the Funds for shares of certain other mutual funds advised by IFG. Exchange requests may be made either by telephone or by written request to IFG, using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250 if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on such an exchange is recognized for federal income tax purposes. This privilege is not an option or right to purchase securities but is a revocable privilege permitted under the present policies of each of the funds and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.

TAX-DEFERRED RETIREMENT PLANS

     As described in the section of each Fund's prospectus entitled "Services Provided by the Funds," shares of the Funds may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from IFG will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

HOW TO REDEEM SHARES

     Normally, payments for shares redeemed will be mailed within seven (7) days following receipt of the required documents as described in the section of each Fund's prospectus entitled "How to Redeem Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by a particular Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for a particular Fund fairly to determine the value of its net assets; or (d) the Securities and Exchange Commission ("SEC") by order so permits.

     It is possible that in the future conditions may exist which would, in the opinion of the Company's investment adviser, make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Company is obligated under the 1940 Act to redeem for cash all shares of a Fund presented for redemption by any one shareholder up to

$250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


     The Funds intend to continue to conduct their business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended (the "Code"). The INVESCO European Fund, INVESCO Pacific Basin Fund and INVESCO International Growth Fund so qualified for the taxable year ended October 31, 1997, and intend to continue to qualify during their current taxable year. The INVESCO Emerging Markets Fund commenced ^ operations on February 12, 1998 and intends to qualify during its current taxable year. The International Blue Chip Fund commenced operations on September 30, 1998 and intends to qualify during its current taxable year. As a result, because the Funds intend to distribute all of their income and recognized gains, it is anticipated that the Funds will pay no federal income or excise taxes and will be accorded conduit or "pass through" treatment for federal income tax purposes.


     Dividends paid by the Funds from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, the Funds send shareholders information regarding the amount and character of dividends paid in the year.


     Distributions by the Funds of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless how long a shareholder has held shares of the Fund. ^ Long-term gains realized on the sale of securities held for more than one year but not for more than 18 months are taxable at a maximum rate of 28% (depending on the shareholder's marginal tax rate). This category of long-term gains is often referred to as "mid-term" gains but is technically termed "28% rate gains". Long-term gains realized on the sale of securities held for more than 18 months are taxable at a maximum rate of 20% (depending on the shareholder's marginal tax rate). At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of the Tax Act on distributions by the Fund of net capital gain.


     All dividends and other distributions are regarded as taxable to the investor, regardless whether such dividends and distributions are reinvested in additional shares of the Funds or another fund in the INVESCO group. The net asset value of Fund shares reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If the net asset value of Fund shares were reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares by the shareholder.

     IFG may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by IFG will be computed using the single-category average cost method, although neither IFG nor the Funds recommend any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses with respect to shares of a Fund in past years, the shareholder must continue to use the cost basis method previously used unless the shareholder applies to the IRS for permission to change the method.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     Each Fund will be subject to a non-deductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends and interest received by each Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Foreign taxes withheld will be treated as an expense of the Fund.

     Each Fund may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is a foreign corporation (other than a controlled foreign corporation) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the Fund to the extent that income is distributed to its shareholders.

     A Fund may elect to "mark-to-market" its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted tax basis therein as of the end of that year. Once the election has been made, the Fund also will be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the end of the year, but only to the extent of any net mark-to-market gains with respect to that PFIC stock included by the Fund for prior taxable years. A Fund's adjusted tax basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

     Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

     Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and other distributions generally will be subject to applicable state and local taxes. Qualification as a regulated investment company under the Code for federal income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES

     Portfolio Turnover. There are no fixed limitations regarding portfolio turnover for any of the Funds. Brokerage costs to each Fund are commensurate with the rate of portfolio activity. During the fiscal years ended October 31, 1997, 1996 and 1995, the European Fund's portfolio turnover rates were 90%, 91% and 96%, respectively; the Pacific Basin Fund's portfolio turnover rates were

86%, 70% and 56%, respectively; and the International Growth Fund's portfolio turnover rates were 57%, 64% and 62%, respectively. The Emerging Markets Fund International Blue Chip Fund did not operate during these time periods.


     In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year.


     Placement of Portfolio Brokerage. Either IFG, IGAM or IAML, as the ^ investment adviser or sub-adviser to a Fund, places orders for the purchase and sale of securities with brokers and dealers based upon their evaluation of the financial responsibility of the brokers and dealers, and considering the brokers' and dealers' ability to effect transactions at the best available prices. Fund Management evaluates the overall reasonableness of brokerage commissions paid by reviewing the quality of executions obtained on portfolio transactions of each Fund, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that any commissions or discounts charged the Fund are consistent with prevailing and reasonable commissions, Fund Management also endeavors to monitor brokerage industry practices with regard to the commissions charged by broker-dealers on transactions effected for other comparable institutional investors. While Fund Management seeks reasonably competitive rates, the Funds do not necessarily pay the lowest commission, spread or discount available.


     Consistent with the standard of seeking to obtain the best execution on portfolio transactions, Fund Management may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to Fund Management in making informed investment decisions. Research services prepared and furnished by brokers through which the Funds effect securities transactions may be used by Fund Management in servicing all of their respective accounts and not all such services may be used by Fund Management in connection with the Funds.

     In recognition of the value of the above-described brokerage and research services provided by certain brokers, Fund Management, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of transactions for the Funds on which the commissions are in excess of those which other brokers might have charged for effecting the same transactions.

     Portfolio transactions may be effected through qualified broker-dealers that recommend the Funds to their clients or who act as agent in the purchase of any of the Funds' shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Company's adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

     Certain financial institutions (including brokers who may sell shares of the Fund, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Fund through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in each Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the Company's directors have authorized the Funds to apply dollars generated from the Fund's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. With respect to other NTF Programs, the Company's directors have authorized the Funds to pay transfer agency fees to IFG based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in that Fund. IFG, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the directors of the Company have authorized the Funds to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. IFG itself pays the portion of the Fund's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Company's directors have further authorized IFG to place a portion of the Funds' brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if IFG reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Funds may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied first against any sub-transfer agency or recordkeeping fee payable with respect to the Funds, and second against any Rule 12b-1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between IFG or IDI and the NTF Program Sponsor. Thus, the Funds pay sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by the Funds' credits. In the event that the transfer agency fee paid by the Funds to IFG with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in the Funds exceeds the Services Fee applicable to that Fund, after application of credits, IFG may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to the Funds. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by IFG prior to each fiscal year-end of the Company. The Company's board of directors has also authorized the Funds to pay to IDI the full Rule 12b-1 fees contemplated by the Plan to compensate IDI for expenses incurred by IDI in engaging in the activities and providing the services on behalf of the Funds contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to compensate IDI for payments to such NTF Program Sponsor absent such credits.


     The aggregate dollar amounts of brokerage commissions paid by the Company, on behalf of the Funds, for the fiscal years ended October 31, 1997, 1996 and 1995 were $2,845,570, $2,717,105 and $105,752, respectively. The aggregate dollar amounts of brokerage commissions paid by the INVESCO European, Pacific Basin and International Growth Funds for the fiscal years ended October 31, 1997, 1996 and 1995, were $1,477,524, $1,070,781 and $51,678, respectively, for the INVESCO European Fund; $1,007,320, $1,284,787 and $18,451 respectively, for the INVESCO Pacific Basin Fund; and $360,726, $361,537 and $35,623 for the INVESCO International Growth Fund. For the fiscal year ended October 31, 1997, brokers providing research services received $0 in commissions on portfolio transactions effected for the Company on aggregate portfolio transactions of $0. The Company paid $0 in compensation to brokers for the sale of shares of these Funds during the fiscal year ended October 31, 1997. The Emerging Markets Fund and International Blue Chip Fund did not incur any brokerage commissions during these time periods.


     The increased brokerage commissions paid by the Funds in fiscal 1996 versus the prior fiscal years were primarily the result of the increased volume of purchases and sales of Fund shares by investors, which resulted in higher levels of purchases and sales of portfolio securities and corresponding increases in the amounts of brokerage commissions.

     At October 31, 1997, each of the Funds held securities of its regular brokers or dealers, or their parents, as follows:

                                                                        Value of
                                                                      Securities
Fund                    Broker or Dealer                             at 10/31/97
----                    ----------------                             -----------
Pacific Basin           State Street Bank and Trust                   $5,661,000
Fund

European Fund                                                                 $0

International           State Street Bank and Trust                      289,000
Growth Fund              North America


^ Emerging Markets
Fund ^(1)               N/A                                                  N/A

International Blue
Chip Fund (1)           N/A                                                  N/A

(1) The Emerging Markets and International Blue Chip Funds were not operating at this time.

     Neither IFG, IGAM nor IAML receives any brokerage commissions on portfolio transactions effected on behalf of any of the Funds, and there is no affiliation between IFG, IGAM, IAML or any person affiliated with IFG, IGAM, IAML or the Funds and any broker or dealer that executes transactions for the Funds.


ADDITIONAL INFORMATION


     Common Stock. The Company has 500,000,000 authorized shares of common stock with a par value of $0.01 per share. As of October 31, 1997, the following shares were outstanding: INVESCO European Fund, 18,729,780, INVESCO International Growth Fund, 5,149,447, and INVESCO Pacific Basin Fund, 6,565,265. Of the Company's authorized shares, 100,000,000 shares have been allocated to each of the Company's ^ five Funds. The board of directors has the authority to designate additional classes of Common Stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.


     Shares of each class represent the interests of the shareholders of such class in a particular portfolio of investments of the Company. Each class of the Company's shares is preferred over all other classes in respect of the assets specifically allocated to that class, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that class. The assets of each class are segregated on the books of account and are charged with the liabilities of that class and with a share of the Company's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Company, and these items are allocated among classes in a manner deemed by the board of directors to be fair and equitable. Generally, such allocation will be made based upon the relative total net assets of each class. In the unlikely event that a liability allocable to one class exceeds the assets belonging to the class, all or a portion of such liability may have to be borne by the holders of shares of the Company's other classes.

     All shares, regardless of class, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all classes of the Company. When not all series are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a Fund's investment policies, only shareholders of the Fund affected by the matter may be entitled to vote. Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, or until death, resignation or retirement. Directors may appoint their own successors, provided that always at least a majority of the directors have been elected by the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Company's Articles of Incorporation, or at their discretion.


     Principal Shareholders. As of ^ June 30, 1998, the following entities held more than 5% of the Funds' outstanding equity securities.

                                                Amount and Nature        Percent
Name and Address                                of Ownership            of Class
----------------                                ------------            --------
Pacific Basin Fund


Charles Schwab & Co., Inc.                    ^ 2,391,566.6230            36.12%
Special Custody Acct. for
the Exclusive Benefit of
Customers
Attn: Mutual Funds

101 Montgomery St.
San Francisco, CA 94104

European Fund


Charles Schwab & Co., Inc.                   ^ 11,819,215.7470            35.21%
Special Custody Acct. for
the Exclusive Benefit of
Customers
Attn: Mutual Funds

101 Montgomery St.
San Francisco, CA 94104


National Financial Services Corp.             ^ 3,138,173.1800             9.35%
The Exclusive Benefit of Customers
One World Financial Center
200 Liberty Street, 5th Floor
Attn: Kate - Recon

New York, NY 10281-1003


Donaldson, Lufkin & Jenrette                    1,898,004.1630             5.65%
Securities Corp.
Mutual Funds, 5th Floor
P.O. Box 2052
Jersey City, NJ 07303-2052


International Growth Fund


^

Charles Schwab & Co., Inc.                      ^ 474,254.2570            15.18%
Special Custody Acct. for
the Exclusive Benefit of
Customers
Attn: Mutual Funds

101 Montgomery St.
San Francisco, CA 94104

The 401(k) Retirement &                           160,474.3540             5.14%
Savings Plan for Employees
of Fairfield, Inc.
Attn: Terri Winstead - Benefits
US 52 South P.O. Box 7940
Lafayette, IN 47903

Wachovia Bank NA TR                               157,665.7140             5.05%
Coca-Cola Enterprises
Supplemental MCSIP
301 N. Main St. MCNC 31057
P.O. Box 3073
Winston-Salem, NC 27150-0001


Emerging Markets Fund


INVESCO Funds Group, Inc.                          36,673.6720            32.55%
Attn: Sheila Wendland
P.O. Box 173706
Denver, CO 80217-3706

Charles Schwab & Co., Inc.                          9,261.5110             8.22%
Special Custody Acct. for
the Exclusive Benefit of
Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104

A. Blankenburg                                      7,218.4160             6.41%
Edna Blankenburg JT TEN
109 W. 6th St.
Oakley, KS 67748-1613

International Blue Chip Fund

     The International Blue Chip ^ Fund was not operating ^ during this time period.

     Independent Accountants. ^ PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.


     Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Company. The bank is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement. Under its contract with the Company, the custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Company to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

     Transfer Agent. The Company is provided with transfer agent, registrar and dividend disbursing agent services by IFG, 7800 E. Union Avenue, Denver, Colorado 80237, pursuant to the Transfer Agency Agreement described herein. Such services include the issuance, cancellation and transfer of shares of each of the Funds, and the maintenance of records regarding the ownership of such shares.

     Reports to Shareholders. The Company's fiscal year ends on October 31. The Fund distributes reports at least semiannually to its shareholders. Financial statements regarding the Company, audited by the independent accountants, are sent to shareholders annually.

     Legal Counsel. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Funds.

     Financial Statements. The Company's audited financial statements and the notes thereto for the fiscal year ended October 31, 1997 and the report of Price Waterhouse LLP with respect to such financial statements are incorporated herein by reference from the Company's Annual Report to Shareholders for the fiscal year ended October 31, 1997.

     Prospectuses. The Company will furnish, without charge, a copy of the prospectus for each of its Funds, upon request. Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

     Registration Statement. This Statement of Additional Information and the Prospectuses do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

                                   APPENDIX A


DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS
(International Growth Fund, European Fund, Pacific Basin Fund and Emerging Markets Fund only)


Options on Securities

     An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

     Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

     Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

     An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Fund would have to exercise the option in order to realize any profit. This would result in the Fund incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Fund as covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Fund is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

     Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities: (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

     In addition, options on securities may be traded over-the-counter through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

Futures Contracts

     A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     The purchase or sale of a Futures Contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable, a process known as "marking to market."

     A Futures Contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such Contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

     Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

Options on Futures Contracts

     An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     An option, whether based on a Futures Contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

                                   APPENDIX B

BOND RATINGS

     The following is a description of Moody's and S&P's bond ratings:

Moody's Corporate Bond Ratings

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

S&P Corporate Bond Ratings

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                            PART C. OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

            (a)   Financial Statements:
                                                                         Page in
                                                                      Prospectus

            (1)   Financial statements and schedules
                  included in Prospectuses (Part A):


                  ^ None.


                                                                         Page in
                                                                       Statement
                                                                        of Addi-
                                                                      tional In-
                                                                       formation

               (2) The following audited financial statements of the INVESCO European Fund, the INVESCO Pacific Basin Fund and the INVESCO International Growth Fund and the notes thereto for the fiscal year ended October 31, 1997, and the report of Price Waterhouse LLP with respect to such financial statements, are incorporated in the Statement of Additional Information by reference from the Company's Annual Report to Shareholders for the fiscal year ended October 31, 1997: Statement of Investment Securities as of October 31, 1997; Statement of Assets and Liabilities as of October 31, 1997; Statement of Operations for the year ended October 31, 1997; Statement of Changes in Net Assets for each of the two years in the period ended October 31, 1997; Financial Highlights for the INVESCO European Fund and INVESCO Pacific Basin Fund for the five years ended October 31, 1997, and for the INVESCO International Growth Fund for the four years ended October 31, 1997, the ten-month fiscal period ended October 31, 1993, the year ended December 31, 1992, and the year ended December 31, 1982.

               (3) Financial statements and schedules included in Part C:

                   None: Schedules have been omitted as all information has been presented in the financial statements.

               (b) Exhibits:

               (1) Articles of Incorporation (Charter)--
                   dated April 2, 1993.(2)

                   (a) Articles Supplementary dated
                   November 14, ^ 1997.(4)

                   (b)Form of Articles Supplementary dated
               ----------------.


               (2)   Bylaws, as amended July 21, 1993.(3)

               (3)   Not applicable.

               (4)   Not required to be filed on EDGAR.

               (5)   (a) Investment Advisory
                     Agreement--between Registrant and
                     INVESCO Funds Group, Inc. dated February
                     28, 1997.(2)

                       (i)   Amendment to Advisory
                       Agreement dated January 30, ^
                       1998.(4)

                       (ii) Form of Amendment to Advisory
                       Agreement dated ____________, 1998.


                     (b) Sub-Advisory Agreement between
                     INVESCO Funds Group, Inc. and INVESCO
                     Asset Management Limited with respect to European, Pacific Basin and
                     International Growth Funds dated
                     February 28, 1997.(2)

                     (c) Sub-Advisory Agreement dated January
                     30, 1998 between INVESCO Funds Group,
                     Inc. and INVESCO Asset Management
                     Limited with respect to Emerging Markets
                     Fund.(4)


                     (d) Form of Sub-Advisory Agreement dated
                     __________ between INVESCO Funds Group,
                     Inc. and INVESCO Global Asset Management
                     (N.A.) with respect to INVESCO
                     International Blue Chip Fund.


               (6)  (a) Distribution  Agreement  Between
                    Registrant and INVESCO Funds Group, Inc.
                    dated February 28, 1997.(2)

                    (b) Distribution Agreement Between
                    Registrant and INVESCO Distributors,
                    Inc. dated September 30, 1997.(3)


              (7)   Defined Benefit Deferred Compensation
                    Plan for Non-Interested Directors and ^
                    Trustees.


              (8)   Custody Agreement Between Registrant and
                    State Street Bank and Trust Company
                    dated July 1, 1993.(3)

                    (a) Amendment to Custody Agreement dated
                    October 25, 1995.(1)

                    (b) Data Access Services Addendum.(3)


                    (c) Additional Fund Letter dated
                    November 13, ^ 1997.(4)

                    (d) Additional Funds Letter dated
                    ----------------.


              (9)   (a) Transfer Agency Agreement Between
                    Registrant and INVESCO Funds Group, Inc.
                    dated February 28, 1997.(2)

                    (b) Administrative Services Agreement
                    Between Registrant and INVESCO Funds
                    Group, Inc. dated February 28, 1997.(2)

              (10) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable, dated May
                    21, 1993.(3)

              (11)  Consent of Independent Accountants.

              (12)  Not applicable.

              (13)  Not applicable.

              (14)  Copies of model plans used in the
                    establishment of retirement plans as
                    follows:


                    (a) Non-standardized Profit Sharing ^
                    Plan;(4)

                    (b) Non-standardized Money Purchase
                    Pension ^ Plan;(4)

                    (c) Standardized Profit Sharing Plan
                    Adoption ^ Agreement;)4)

                    (d) Standardized Money Purchase Pension
                    ^ Plan;)4)

                    (e) Non-standardized 401(k) Plan
                    Adoption ^ Agreement;(4)

                    (f) Standardized 401(k) Paired Profit
                    Sharing ^ Plan;(4)

                    (g) Standardized Simplified Profit
                    Sharing ^ Plan;(4)

                    (h) Defined Contribution Master Plan &
                    Trust ^ Agreement;(4)


              (15)  (a) Plan and Agreement of Distribution
                    dated November 1, 1997 adopted pursuant
                    to Rule 12b-1 under the Investment
                    Company Act of 1940.(3)

              (16)  (a) Schedule for computation of
                    performance data for the European Fund.(3)

                    (b) Schedule for computation of
                    performance dated for the Pacific Basin
                    Fund.(3)

                    (c) Schedule for computation of
                    performance data for the International
                    Growth Fund.(3)

              (17)  (a)  Financial  Data Schedule for the
                    period ended October 31, 1997 for
                    INVESCO European Fund.

                    (b)  Financial  Data Schedule for the
                    period ended October 31, 1997 for
                    INVESCO Pacific Basin Fund.

                    (c)  Financial  Data Schedule for the
                    period ended October 31, 1997 for
                    INVESCO International Growth Fund.

              (18)  Not applicable.
----------------

1Previously filed on EDGAR with  Post-Effective  Amendment No. 3 to Registrant's
Registration   Statement  on  Form  N-1A  on  December  22,  1995,   and  herein
incorporated by reference.

2Previously filed on EDGAR with  Post-Effective  Amendment No. 4 to Registrant's
Registration   Statement  on  Form  N-1A  on  February  25,  1997,   and  herein
incorporated by reference.

(3)Previously filed on EDGAR with Post-Effective Amendment No. 5 to Registrant's
Registration   Statement  on  Form  N-1A  on  November  17,  1997,   and  herein
incorporated by reference.


(4)Previously filed on EDGAR with Post-Effective Amendment No. 6 to Registrant's
Registration   Statement  on  Form  N-1A  on  February  26,  1998,   and  herein
incorporated by reference.


Item 25.    Persons Controlled by or Under Common Control with
            Registrant
            --------------------------------------------------

     No person is presently controlled by or under common control with Registrant.

Item 26.    Number of Holders of Securities

                                                                       Number of
                                                                  Record Holders
            Title of Class                                       ^ June 30, 1998
            --------------                                      ----------------

            INVESCO European Fund                                       ^ 27,358
            Common stock

            INVESCO Pacific Basin Fund                                   ^ 9,710
            Common stock

            INVESCO International Growth Fund                            ^ 7,687
            ^ Common Stock

            INVESCO Emerging Markets Fund                                    238
            Common Stock

            INVESCO International Blue Chip Fund                               0
            Common Stock


Item 27.    Indemnification

     Indemnification  provisions  for  officers,   directors  and  employees  of
Registrant are set forth in Article VII, Section 2 of the Articles of Incorporation and are hereby incorporated by reference. See Item 24(b)(1) above. Under this Article, officers and directors will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder. Under the Investment Company Act of 1940, Fund directors and officers cannot be protected against liability to the Company or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Company also intends to maintain liability insurance policies covering its directors and officers.

Item 28.    Business and Other Connections of Investment Adviser


     See ^ "The Company and Its Management" in the Prospectus and Statement of Additional Information for information regarding the business of the investment adviser ^, IFG.

     ^ Following are the names and principal occupations of each director and officer of the investment adviser, IFG. Certain of these persons hold positions with IDI, a subsidiary of IFG, and, during the past two fiscal years, have held positions with INVESCO Trust Company, another subsidiary of IFG.

                               Position
                                with            Principal Occupation and
    Name                       Adviser            Company Affiliation
    ----                       --------         ------------------------

Dan J. Hesser                  Chairman         Chairman
                               and              INVESCO Funds Group, Inc.
                               Director         7800 East Union Avenue
                                                Denver, CO 80237

Mark H. Williamson             Officer &        President & Chief
                               Director         Executive Officer
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

William J. Galvin, Jr.         Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Ronald L. Grooms               Officer          Senior Vice President &
                                                Treasurer
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Gregory E. Hyde                Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Daniel B. Leonard              Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Charles P. Mayer               Officer &        Senior Vice President
                               Director         INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

                               Position
                                with            Principal Occupation and
    Name                       Adviser            Company Affiliation
    ----                       --------         ------------------------
Timothy J. Miller              Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Donovan J. (Jerry) Paul        Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Glen A. Payne                  Officer          Senior Vice President,
                                                Secretary & General
                                                Counsel
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

John R. Schroer, II            Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237


Ingeborg S. Cosby              Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Elroy E. Frye, Jr.             Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Linda J. Gieger                Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

James S. Grabovac              Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Mark D. Greenberg              Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

                               Position
                                with            Principal Occupation and
    Name                       Adviser            Company Affiliation
    ----                       --------         ------------------------

Gerard F. Hallaren, Jr.        Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Richard R. Hinderlie           Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Thomas M. Hurley               Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Patricia F. Johnston           Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

James F. Lummanick             Officer          Vice President &
                                                Assistant General Counsel
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Thomas A. Mantone, Jr.         Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Trent E. May                   Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Frederick R. (Fritz)           Officer          Vice President
Meyer                                           INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Jeffrey G. Morris              Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Laura M. Parsons               Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

                               Position
                                with            Principal Occupation and
    Name                       Adviser            Company Affiliation
    ----                       --------         ------------------------
Pamela J. Piro                 Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Gary L. Rulh                   Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

John S. Segner                 Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Terry B. Smith                 Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Alan I. Watson                 Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Judy P. Wiese                  Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Ronald C. Lively               Officer          Senior Regional Vice
                                                President
                                                INVESCO Funds Group, Inc.
                                                17406 Brown Road
                                                Odessa, FL 33556

                               Position
                                with            Principal Occupation and
    Name                       Adviser            Company Affiliation
    ----                       --------         ------------------------
Scott E. Stapley               Officer          Senior Regional Vice
                                                President
                                                INVESCO Funds Group, Inc.
                                                1615 Arch Bay Drive
                                                Newport Beach, CA 92660

David B. McElroy               Officer          Regional Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Ryland K. Pruett, Jr.          Officer          Regional Vice President
                                                INVESCO Funds Group, Inc.
                                                2337 Mirow Place
                                                Charlotte, NC 28270

Thomas H. Scanlan              Officer          Regional Vice President
                                                INVESCO Funds Group, Inc.
                                                12028 Edgepark Court
                                                Potomac, MD 20854

Michael D. Legoski             Officer          Assistant Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Stephen A. Moran               Officer          Assistant Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Donald R. Paddack              Officer          Assistant Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Kent T. Schmeckpeper           Office           Assistant Vice President
                                                Account Relationship
                                                Manager
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Tane' T. Tyler                 Officer          Assistant Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

                               Position
                                with            Principal Occupation and
    Name                       Adviser            Company Affiliation
    ----                       --------         ------------------------

Jeraldine E. Kraus             Officer          Assistant Secretary
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Robert J. O'Connor             Officer          Chief Executive Officer
                                                INVESCO Retirement Plan
                                                Services
                                                1201 Peachtree Street, NE
                                                Atlanta, GA 30361

Scott P. Brogan                Officer          Senior Vice President
                                                INVESCO Retirement Plan
                                                Services
                                                1201 Peachtree Street, NE
                                                Atlanta, GA 30361

Mark A. Cox                    Officer          Senior Vice President
                                                INVESCO Retirement Plan
                                                Services
                                                1201 Peachtree Street, NE
                                                Atlanta, GA 30361

Joseph B. Jennings             Officer          Senior Vice President
                                                INVESCO Retirement Plan
                                                Services
                                                1201 Peachtree Street, NE
                                                Atlanta, GA 30361

Mark A. Jones                  Officer          Senior Vice President
                                                INVESCO Retirement Plan
                                                Services
                                                1201 Peachtree Street, NE
                                                Atlanta, GA 30361

Barbara L. March               Officer          Senior Vice President
                                                INVESCO Retirement Plan
                                                Services
                                                1201 Peachtree Street, NE
                                                Atlanta, GA 30361

Robert D. (Toby)               Officer          Regional Vice President
Cromwell                                        INVESCO Retirement Plan
                                                Services
                                                7800 East Union Avenue
                                                Denver, CO 80237

                               Position
                                with            Principal Occupation and
    Name                       Adviser            Company Affiliation
    ----                       --------         ------------------------
Leo W. Cullen                  Officer          Regional Vice President
                                                INVESCO Retirement Plan
                                                Services
                                                101 Federal Street
                                                Boston, MA 02110

Douglas P. Dohm                Officer          Regional Vice President
                                                INVESCO Retirement Plan
                                                Services
                                                1201 Peachtree Street, NE
                                                Atlanta, GA 30361

Rayane S. Clark                Officer          Vice President
                                                INVESCO Retirement Plan
                                                Services
                                                1201 Peachtree Street, NE
                                                Atlanta, GA 30361

Frederick W. Braley            Officer          Chief Financial Officer &
                                                Treasurer
                                                INVESCO Retirement Plan
                                                Services
                                                1201 Peachtree Street, NE
                                                Atlanta, GA 30361

Robert E. Starr                Officer          Secretary & General
                                                Counsel
                                                INVESCO Retirement Plan
                                                Services
                                                1201 Peachtree Street, NE
                                                Atlanta, GA 30361


Item 29.    Principal Underwriters
            (a)   INVESCO Capital Appreciation Funds, Inc.
                  INVESCO Diversified Funds, Inc.
                  INVESCO Emerging Opportunity Funds, Inc.
                  INVESCO Growth Fund, Inc.
                  INVESCO Income Funds, Inc.
                  INVESCO Industrial Income Fund, Inc.
                  INVESCO Money Market Funds, Inc.
                  INVESCO Multiple Asset Funds, Inc.
                  INVESCO Specialty Funds, Inc.
                  INVESCO Strategic Portfolios, Inc.
                  INVESCO Tax-Free Income Funds, Inc.
                  INVESCO Value Trust
                  INVESCO Variable Investment Funds, Inc.

            (b)
                                    Positions and             Positions and
Name and Principal                  Offices with              Offices with
Business Address                    Underwriter               Registrant
----------------                    -----------               ----------
William J. Galvin, Jr.              Senior Vice               Assistant
7800 E. Union Avenue                President                 Secretary
Denver, CO  80237

Ronald L. Grooms                    Senior Vice               Treasurer,
7800 E. Union Avenue                President &               Chief Fin'l
Denver, CO  80237                   Treasurer                 Officer, and
                                                              Chief Acctg.
                                                              Off.

Hubert L. Harris, Jr.                                         Director
1315 Peachtree Street, N.E.
Atlanta, GA 30309


Dan J. Hesser                       Chairman of               President,
7800 E. Union Avenue                the Board,                CEO & Dir.
Denver, CO  80237                   ^ & ^ Director


Gregory E. Hyde                     Vice President
7800 E. Union Avenue
Denver, CO 80237

Charles P. Mayer                    Director
7800 E. Union Avenue
Denver, CO 80237

Glen A. Payne                       Senior Vice               Secretary
7800 E. Union Avenue                President,
Denver, CO  80237                   Secretary &
                                    General Counsel

Judy P. Wiese                       Vice President            Asst. Treas.
7800 E. Union Avenue
Denver, CO  80237

            (c)   Not applicable.

Item 30.    Location of Accounts and Records

            Dan J. Hesser
            7800 E. Union Avenue
            Denver, CO  80237

Item 31.    Management Services
            Not applicable.

Item 32.    Undertakings

     The Registrant shall furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     The Registrant hereby undertakes that the board of directors will call a special shareholders meeting for the purpose of voting on the question of removal of a director or directors of the Company if requested to do so in writing by the holders of at least 10% of the outstanding shares of the Company, and to assist the shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

     If required,  the  Registrant  hereby  undertakes to file a  post-effective amendment containing reasonably current financial statements for INVESCO International Blue Chip Fund within four to six months from the effective date of Post-Effective Amendment No. 7.

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the 10th day of ^ July, 1998.


Attest:                                 INVESCO International Funds, Inc.

/s/ Glen A. Payne                         /s/ Dan J. Hesser
-----------------------------------       --------------------------------------
Glen A. Payne, Secretary                  Dan J. Hesser, President


     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to Registrant's Registration Statement has been signed by the following persons in the capacities indicated on this 10th day of ^ July, 1998.


/s/ Dan J. Hesser                         /s/ Lawrence H. Budner
------------------------------------      --------------------------------------
Dan J. Hesser, President &                Lawrence H. Budner, Director
Director (Chief Executive Officer)

/s/ Ronald L. Grooms                      /s/ Daniel D. Chabris
------------------------------------      --------------------------------------
Ronald L. Grooms, Treasurer               Daniel D. Chabris, Director
(Chief Financial and Accounting
Officer)

/s/ Victor L. Andrews                     /s/ Fred A. Deering
------------------------------------      --------------------------------------
Victor L. Andrews, Director               Fred A. Deering, Director

/s/ Bob R. Baker                          /s/ Larry Soll
------------------------------------      --------------------------------------
Bob R. Baker, Director                    Larry Soll, Director

/s/ Hubert L. Harris, Jr.                 /s/ Kenneth T. King
------------------------------------      --------------------------------------
Hubert L. Harris, Jr., Director           Kenneth T. King, Director

/s/ Charles W. Brady                      /s/ John W. McIntyre
------------------------------------      --------------------------------------
Charles W. Brady, Director                John W. McIntyre, Director

/s/ Wendy L. Gramm
------------------------------------
Wendy L. Gramm, Director

By*---------------------------------       By* /s/ Glen A. Payne
      Edward F. O'Keefe                    ------------------------------------
      Attorney in Fact                          Glen A. Payne
                                                Attorney in Fact

* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this post-effective amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant have been filed with the Securities and Exchange Commission on June 29, 1993, February 24, 1994, February 17, 1995, December 22, 1995, and
November 17, 1997.

                                  Exhibit Index

                                                Page in
Exhibit Number                                  Registration Statement


      ^ 1(b)                                    119
      ^ 5(a)(ii)                                121
      ^ 5(d)                                    122
      ^ 7                                       131
      8(d)                                      138
      11                                        139
      17(a)                                     140
      17(b)                                     141
      17(c)                                     142